As filed with the Securities and Exchange Commission on June 22, 2011

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No.

Post-Effective Amendment No.

THL CREDIT, INC.

(Exact name of Registrant as specified in charter)

100 Federal Street, 31st Floor

Boston, MA 02110

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 450-4424

James K. Hunt

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Warrants(2)
Subscription Rights(3)
Debt Securities(4)
TOTAL		$250,000,000	(5)	$29,025

(1)	Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

June 22, 2011

$250,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, up to $250,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 9, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 9, 2012 and the date of the Company’s 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risks” for more information.

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” On June 21, 2011, the last reported sale price of a share of our common stock on the NASDAQ Global Select Market was $12.91. The net asset value per share of our common stock at March 31, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $13.07.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.thlcredit.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our common stock in “Risks” beginning on page 14 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June     , 2011.

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of THL Credit, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and cash flows may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risks” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus carefully, including “Risks.” Throughout this prospectus, we refer to THL Credit, Inc. as the “Company,” “we,” “us” or “our;” THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”, Thomas H. Lee Partners, L.P. as “THL Partners”, THL Credit Opportunities, L.P. as “THL Credit Opportunities” and THL Credit Group, L.P. as “THL Credit Group”.

THL Credit, Inc.

We are an externally-managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. On April 21, 2010, we completed our initial public offering, formally commencing principal operations. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. In 2009, the Company was treated for tax purposes as a corporation. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. We define middle market companies to mean both public and privately-held companies with annual revenues of between $25 million and $500 million. We expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees. We can offer no assurances that we will achieve our investment objective.

We believe there are significant opportunities to finance middle market companies that require capital for growth and acquisitions. We also believe that, as a result of the recent credit crisis, a significant investment opportunity exists to invest in middle market companies requiring junior capital to recapitalize their balance sheets. Additionally, we generally do not intend to invest in start-up companies, operationally distressed situations or companies with speculative business plans. Furthermore, we may invest throughout an entity’s capital structure, which may include senior secured loans, common and preferred equity, options and warrants, high-yield bonds and other structured securities. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities. We anticipate that, over time, our investment portfolio will consist primarily of investments in junior capital.

It is also our belief that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts target both private equity sponsors and referral sources of unsponsored companies.

Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or microcap public companies, or those public companies with market capitalization of less than $300 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for two primary reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; and (2) most investors focus primarily on sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor because unsponsored companies generally have less access to capital providers.

With respect to sponsored transactions, which we define as those companies controlled by private equity firms, or sponsors, we expect the demand for leveraged buyouts to grow as mergers and acquisition activity increases, although with reduced senior lending from banks and what may be reduced participation from collateralized loan obligation vehicles. We believe junior capital providers will see increasing opportunities to fill the financing gap. We expect significant demand from sponsors who need to recapitalize the balance sheets of certain of their portfolio companies or, in certain situations, acquire portfolio companies.

We are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We may borrow money when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp and Sam W. Tillinghast, who, along with Terrence W. Olson, Stephanie Paré Sullivan, Christopher J. Flynn and Kunal M. Soni, constitute its principals. We refer to these individuals collectively as the THL Credit Principals. The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Principals and a partnership consisting of certain of the partners of THL Partners.

Before joining THL Credit Group, an affiliate of THL Credit Advisors, in 2007, Messrs. Hunt, Tillinghast and Stropp, who collectively have investment experience of 25 years on average and 15 years at a minimum, were responsible for over $40 billion in investments over the period from 1990 to 2006. Messrs. Hunt and Tillinghast separately had ultimate investment authority for SunAmerica Corporate Finance and the Private Placement Group of AIG, respectively, where these investments were made. The responsibilities of these individuals included sourcing, identifying, evaluating, structuring, managing and monitoring mezzanine debt, leveraged loans, private placements and private equity investments. Over the past four years, these individuals have held ultimate responsibility for approximately $360 million in investments. The THL Credit Principals have worked together extensively in the past and have invested through multiple business and credit cycles, investing across the entire capital structure. We believe the THL Credit Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and intend to focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

THL Credit Advisors also serves as our administrator and leases office space to us and provides us with equipment and office services. The tasks of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Thomas H. Lee Partners, L.P. (“THL Partners”)

Founded in 1974, THL Partners is one of the oldest and largest private equity investment firms in the United States. Since its establishment, THL Partners has raised approximately $22 billion of equity capital and together with its affiliates, completed acquisitions of more than 100 businesses, with an aggregate purchase price in excess of $125 billion, and over 200 add-on transactions. THL Partners focuses its high value-added strategy on growth businesses and seeks to partner with the best managers in an industry to build great companies. We benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team to enhance its transaction sourcing capabilities and consults with the THL Partners team on specific industry issues, trends and other matters to complement our investment process. A partnership consisting of certain partners of THL Partners holds a 50% economic interest in THL Credit Advisors, subject to certain preferred payment obligations if such partnership makes additional capital contributions in excess of its original investment in THL Credit Advisors.

Market opportunity

We intend to invest primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. Mezzanine debt is subordinated to senior loans and is generally unsecured. First lien senior secured loans generally are senior debt instruments that rank ahead of subordinated and second lien secured debt of a given portfolio company. These loans, together with second lien secured loans, also have the benefit of a senior security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. We believe the environment for investing in middle market companies is attractive for several reasons, including:

Consolidation among commercial banks has reduced the focus on middle market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage.

Middle market companies are increasingly seeking lenders with long-term permanent capital for debt and equity capital. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of such businesses.

The current market environment may mean more favorable opportunities for investing in lower middle market companies. We believe that as part of the path of economic recovery following the recent credit crisis, select market participants such as hedge funds and collateralized loan obligation vehicles may no longer be as active as lenders in the lower middle market, a space in which we focus, resulting in fewer lender participants and a greater opportunity for us to originate proprietary investment opportunities in the lower middle market. Fewer participants also results in a more disciplined approach to investment opportunities, a situation on which we are well positioned to capitalize given the extensive level of experience of the THL Credit Principals, who have worked closely together and have invested through multiple business and credit cycles. In addition, investing in junior capital securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. For example, junior capital securities generally involve better pricing terms, access to information, and the ability to diligence and evaluate management teams.

Investment strategy

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. Our capital is used to support organic growth, acquisitions, market or product expansion, and recapitalizations. As such, our investment adviser targets companies with strong operators or management teams which maintain a strong alignment of interests in their business and are seeking capital to grow the company. In these situations, a substantial portion of the stockholders’ net worth is subordinated to our debt instrument, reinforcing this alignment of interests.

Our strategy includes an intensive and proactive sourcing of transactions by our investment adviser who targets investments in both sponsored and unsponsored middle market companies. Sponsored investments, or investments in companies that are controlled by private equity firms, are sourced via long-standing relationships of the THL Credit Principals and ongoing development of new relationships with referral sources and equity sponsors who view our investment adviser as a partner in the transaction, rather than simply a source of capital to leverage their returns. Unsponsored investments are largely sourced from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than large commercial or investment banks. For information regarding differences between sponsored and unsponsored transactions, see “The Company—General.”

We believe a strategy focused on junior capital debt in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private junior capital investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on junior capital loans tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity.

On April 8, 2011, we received a “Greenlight” letter that will allow us to file an application to license a Small Business Investment Company (the “SBIC”) with the Investment Division of the Small Business Administration (the “SBA”). The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to ours and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that we will be granted an SBIC license in a timely manner or at all.

Competitive advantages

We believe that, although THL Credit Advisors is a newly-organized investment adviser and has limited experience managing a BDC, we possess the following competitive advantages over many other capital providers to middle market companies:

Highly experienced management team. Before joining an affiliate of THL Credit Advisors three years ago, Messrs. Hunt, Tillinghast and Stropp, who have 25 years of investment experience on average and 15 years at a minimum, have been responsible for over $40 billion in investments, which included identifying, evaluating, structuring, managing and monitoring mezzanine debt, leveraged loans, private placements and private equity investments. The THL Credit Principals have worked together extensively in the past and have invested through multiple business and credit cycles, investing across the entire capital structure with the objective of generating attractive, long-term, risk-adjusted returns. Significant to executing on our strategy will be the THL Credit Principals’ unique investment perspective and skill-set by virtue of their complementary collective experience as both debt and equity investors. In addition, we believe the THL Credit Principals bring an active equity ownership mentality and intend to focus on adding value to portfolio companies through board representation, active monitoring and direct dialogue with management.

No legacy portfolio. As a newly-formed company, we are not adversely affected by deteriorating credit quality of investments held in any legacy portfolios that were built or acquired prior to the fourth quarter of 2008. Our entire portfolio consists of investments that were originated since 2009 which we believe have the stronger and more conservative credit characteristics in place following the credit crisis. We believe this provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that have been structured and priced to reflect current, rather than historical, market conditions. Additionally, our efforts can be more focused on sourcing and accessing new investments. There can be no assurance, however, that we will be able to avoid losses or deterioration in the credit quality of our investments.

National middle market origination platform. With offices in Boston, Houston and Los Angeles, THL Credit Advisors has deep and diverse national origination relationships in the debt capital and private equity markets. These relationships provide an important channel through which our investment adviser expects to generate deal flow consistent with our investment strategy. Members of THL Credit Advisors’ investment team have relationships with investment bankers, commercial bankers (national, regional and local), lawyers, accountants and business brokers as well as access to the extensive network of THL Partners. THL Credit Advisors actively utilizes these relationships and networks to source and execute attractive investments, and maintains a database and set of reports where the details of all potential investment opportunities are tracked. Further, we believe the investment history and long-standing reputation of the THL Credit Advisors investment team members in the market allow THL Credit Advisors an early look at new investment opportunities.

Ability to execute unsponsored transactions. THL Credit Advisors believes it is one of the few credit market participants that actively seek unsponsored investments and possesses the experience and resources to source unsponsored junior capital transactions. Furthermore, THL Credit Advisors has the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code . As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Tax Matters.” To maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be eligible to make a RIC election. If we do not qualify or do not make a RIC election, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of March 31, 2011, the Company had no borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

On March 11, 2011, we entered into a three-year $115 million syndicated credit facility (the “Facility) with ING Capital LLC (“ING”). The Facility will expire on March 11, 2014. The Facility was expanded to $125 million on March 23, 2011. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources—Credit Facility.”

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Tax Matters.” We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. For more information, see “Distributions.”

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders. See “Description of Our Preferred Stock.”

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage if we determine at some point to use leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation.

See “Risks” beginning on page 13 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

In addition, our board of directors will be divided into three classes with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Our Capital Stock.”

Recent Developments

Notice is hereby given in accordance with Section 23 of the 1940 Act that from time to time we may purchase shares of our common stock in the open market at prevailing market prices.

On April 8, 2011, we received a “Greenlight” letter that will allow us to file an application to license a SBIC with the Investment Division of the SBA. The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to ours and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that we will be granted an SBIC license in a timely manner or at all.

On May 5, 2011, our board of directors declared a dividend of $0.25 per share, payable on June 30, 2011 to stockholders of record at the close of business on June 15, 2011.

In May 2011, we provided financing to Firebirds International LLC (“Firebirds”), an upscale, casual dining concept that serves high-quality American cuisine in 18 restaurants located across the U.S. Proceeds of the transaction were used to help fund the acquisition of Firebirds by a private equity group.

In May 2011, we provided capital to Chuy’s Opco, Inc., a Tex-Mex restaurant concept headquartered in Austin, Texas, with locations across Texas and the Southeastern region of the U.S.

In May 2011, we provided follow-on capital to OEM Group, Inc., a global provider of capital equipment solutions to worldwide makers of silicon devices, as well as other emerging applications, to finance acquisitions.

In May 2011, we also provided capital to Surgery Center Holdings, Inc., a leading manager of ambulatory surgery centers to finance an acquisition.

In May 2011, THL Credit Partners BDC Holdings, L.P. (“BDC Holdings”), an affiliated fund, distributed an aggregate of 1.9 million shares of our common stock held by BDC Holdings to its partners. Subsequent distributions by BDC Holdings are expected to occur after taking into account, among other factors, market liquidity and absorption capacity.

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.thlcredit.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our securities will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	%(1)
Offering Expenses (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	1.87	%(4)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0.00	%(5)
Interest Payments on Borrowed Funds	1.05	%(6)
Other Expenses (estimated)	0.98	%(7)

Total Annual Expenses	3.90%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we have no indebtedness and our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$85	$164	$244	$452

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment management agreement is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”

(4)	Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment Management Agreement.” The amount assumes borrowings of $250 million. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.
(5)	Since our initial public offering through March 31, 2011, we have not paid any incentive fees to the Advisor as we had not yet achieved our hurdle rate, or minimum income levels required under our Investment Management Agreement, nor have we had any realized gains. We expect to pay our Advisor incentive fees related to on our pre-incentive fee net investment income in 2011; however such amounts cannot be determined at this time. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we have accrued a capital gains incentive fee of $501,753 based upon net realized capital gains and unrealized capital depreciation for that period (in accordance with the terms of the investment management agreement), plus unrealized capital appreciation on investments held at the end of the quarter. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the three months ended March 31, 2011 regarding the accrued capital gains incentive fee.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Preincentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20.0% of our preincentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2010. For a more detailed discussion of the calculation of this fee, see “The Advisor—Investment Management Agreement.”

(6)	The table assumes that: (i) we maintain no cash or cash equivalents, (ii) borrow for investment purposes an amount equal to 19.75% of our total assets ($125 million out of total assets of $634 million) and (iii) the annual interest rate, representing interest and credit facility fees and amortization of debt issuance costs, is 4.2%. Total assets of $634 million assumes full utilization of the $250 million under this shelf registration statement.
(7)	Includes overhead expenses for the current fiscal year, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration Agreement.”

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2010 and the selected statement of operations data for fiscal 2010 have been derived from our audited financial statements for the period then ended, which has been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period.

	For the three months ended March 31,		For the year ended December 31,
	2011	2010	2010
	(Unaudited)	(Unaudited)	(Audited)
Investment income:
Interest	$6,879,673	$—	$12,260,072
Other	178,789	—	65,360

Total investment income	7,058,462	—	12,325,432

Expenses:
Base management fees	991,460	—	2,696,647
Incentive fee	501,753	—	—
Administrator expenses	568,065	—	1,715,694
Professional fees	221,468	—	649,249
Other general and administrative expenses	197,006	—	291,132
Insurance expenses	191,608	—	532,244
Directors’ fees	134,875	—	389,625
Credit facility fees	69,583	—	—
Amortization of deferred financing costs	46,933	—	—
Organizational expenses	—	20,000	20,000

Total expenses	2,922,751	20,000	6,294,591
Net investment income (loss)	4,135,711	(20,000)	6,030,841
Net change in unrealized appreciation on investments	748,375	—	1,760,389

Net increase (decrease) in net assets resulting from operations	4,884,086	(20,000)	7,791,230

Net investment income (loss) per common share	$0.21	$(2.99)	$0.31
Net increase (decrease) in net assets resulting from operations per common share	$0.24	$(2.99)	$0.39
Cash dividends declared per common share	$0.23	$—	$0.30

($ in thousands, except per share data)	As of March 31, 2011	As of December 31, 2010
Balance sheet data:
Investments, at fair value	$187,647	$153,529
Cash and cash equivalents	74,832	110,141
Total assets	266,348	264,389
Total liabilities	2,009	4,373
Total net assets	264,339	260,016

Other Data:
Net asset value per share(1)	$13.07	$13.06

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the four quarters up to and ending March 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Selected Quarterly Data (unaudited):
Total investment income	$7,058	$5,804	4,081	2,440
Net investment income	4,136	3,458	1,864	729
Net increase in net assets resulting from operations	4,884	4,056	2,917	839
Net increase in net assets resulting from operations per common share (basic and diluted)	$0.24	$0.20	$0.15	$0.04

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in the Company. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We are a new company with a limited operating history.

We were incorporated in May 2009, completed an initial public offering of our common stock in April 2010 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

Our investment adviser and the members of its investment committee have limited experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs and RICs. For example, under the 1940 Act, BDCs companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser and the majority of the members of our senior management only have limited experience managing or providing management consulting services to a BDC. Our investment adviser’s and the members of its investment committee’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may suffer credit losses.

Investment in middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

The lack of liquidity in our investments may adversely affect our business.

Our investments generally are made in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager have material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we issue fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Interest rate hedging activities do not protect against credit risk. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would not materially affect our investment income over a one-year horizon. In addition, we believe that our interest rate matching strategy and our ability to hedge mitigates the effects any changes in interest rates may have on our investment income. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase or decrease in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rates we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

If we are unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of THL Credit Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of THL Credit Advisors’ investment process and, in conjunction with its role as Administrator, its ability to provide competent, attentive and efficient services to us.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and could significantly increase our costs of doing business. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity.

We entered into a three-year $115 million syndicated credit facility (the “Facility”) with ING Capital LLC (“ING”). The Facility was expanded to $125 million on March 23, 2011. The Facility will expire on March 11, 2014. The Facility contains financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2011, there were no borrowings against the Facility.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;

•

if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•

such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;

•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;

•

if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and

•

any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200%.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

There is a risk that we may not make distributions and consequently will become subject to corporate-level income tax.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or periodically increase our dividend rate.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s potential inability to meet its repayment obligations to us. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing or preferred stock, we may become subject to certain asset coverage ratio requirements and other financial covenants under the terms of our debt or preferred stock, and could in some circumstances also become subject to similar requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, or otherwise prohibited from making distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

We may pay incentive fee on income we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Although we do not pay to our investment adviser any portion of the incentive fee attributable to deferred interest until we receive such interest in cash, it is possible that we will fail to collect interest in such an amount that our preincentive fee net investment income would not have exceeded the hurdle rate for one or more quarters if such investments did not permit interest deferral. Consequently, we may make incentive fee payments on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against our investment adviser. However, if we ultimately never collect any of the deferred interest, and had not accrued for such interest in the quarter in question, our preincentive fee net investment income would not have exceeded the hurdle and we would not have paid any incentive fee to our investment adviser.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles such as hedge funds, entities have begun to invest in areas in which they had not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of THL Credit Advisors, particularly its Chief Executive Officer and Chief Investment Officer, James K. Hunt, its Co-Presidents, W. Hunter Stropp and Sam W. Tillinghast, its Chief Operating Officer and Chief Financial Officer, Terrence W. Olson, its Chief Compliance Officer and General Counsel, Stephanie Paré Sullivan, and its Managing Directors, Christopher J. Flynn and Kunal M. Soni, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These investment team members have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on the continued service of the THL Credit Principals and the rest of our investment adviser’s senior management team. The departure of any of the members of THL Credit Advisors’ senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that THL Credit Advisors will remain our investment adviser or our administrator.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

THL Credit Advisors has the right, under our investment management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a new replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.

Our investment adviser, its senior management and employees serve or may serve as investment advisers, officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by our investment adviser or focused on our business may change in ways that are detrimental to our business. Any affiliated investment vehicle formed in the future and managed by THL Credit Advisors or its affiliates may invest in asset classes similar to those targeted by us. As a result, THL Credit Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although THL Credit Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in such investments. In any such case, if THL Credit Advisors forms other affiliates in the future, it is possible we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

There are potential conflicts of interest between us and the fund managed by us.

On January 20, 2011, we announced the formation of THL Credit Greenway Fund LLC (“Greenway”) as a portfolio company of ours. Greenway is an investment fund with $150,000,000 of capital committed by affiliates of a single institutional investor, and will be managed by us. Certain of our officers serve or may serve in an investment management capacity to Greenway. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out Greenway’s operations. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for Greenway in the event that the interests of Greenway run counter to our interests.

Greenway invests in the same or similar asset classes that we target. These investments may be made at the direction of the same individuals acting in their capacity on behalf of us and Greenway. As a result, there may be conflicts in the allocation of investment opportunities between us and Greenway. We may or may not participate in investments made by funds managed by us or one of our affiliates.

RISKS RELATED TO OUR INVESTMENTS

We invest primarily in junior capital and we may not realize gains from our equity investments.

When we invest in junior capital (such as mezzanine debt and second lien secured debt) as well as first lien senior secured debt, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in prospective private and middle market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of THL Credit Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

The portfolio companies in which we have invested junior capital usually have, or may be permitted to incur with certain limitations, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the junior capital loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We will at times take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. There is a risk that the collateral securing these types of loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for these types of loans. Moreover, in the case of most of our investments, we do not have a first lien position on the collateral. Consequently, the fact that a loan may be secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as junior capital, or senior secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we often make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans representing approximately 2.72% of the aggregate outstanding balance of our portfolio as of March 31, 2011. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. This may encourage the Advisor to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to THL Credit Advisors may create an incentive for THL Credit Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to THL Credit Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our THL Credit Advisors to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, THL Credit Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on ordinary income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, THL Credit Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to THL Credit Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of THL Credit Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation payments even if we have incurred unrecovered cumulative losses from more than three years prior to such payments and may pay more than 20% of our net capital gains as incentive compensation payments because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter and subject to a total return requirement. The general effect of this total return requirement is to prevent payment of the foregoing incentive compensation except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

CERTAIN RISKS IN THE CURRENT ENVIRONMENT

Capital markets may experience periods of disruption and instability. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

Capital markets are currently functioning, but may experience periods of disruption and instability. For example, we believe that beginning in 2007, and continuing into 2010, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Such a period of economic disruption and instability could occur again, having a similar or worse impact on the broader financial and credit markets. Such conditions could also continue for a prolonged period of time. Ife these conditions occur and then persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may then be difficult to raise if our board of directors does not approve an offering in which we would issue and sell our common stock at a price below net asset value per share. In addition, the debt capital that would be available, if at all, may be at a higher cost, and on less favorable terms and conditions at such time. Conversely, the portfolio companies in which we may invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even losses. In a period of such adverse conditions, the inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

RISKS RELATED TO OUR OPERATIONS AS A BDC

Our ability to enter into transactions with our affiliates will be restricted.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock) or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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Senior Securities (including debt and preferred stock). As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•

Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. At our Annual Meeting of Stockholders on June 9, 2011, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Additionally, if we do raise additional capital in one or more subsequent financings, until we are able to invest the net proceeds of such any financing in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to pay dividends in the years of operation during which we have such net proceeds available to invest will be based on our ability to invest our capital in suitable portfolio companies in a timely manner. Further, the management fee payable to our investment adviser, THL Credit Advisors, will not be reduced while our assets are invested in such temporary investments.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Loss of status as a RIC would reduce our net asset value and distributable income.

We intend to qualify as a RIC under the Code. As a RIC we would not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Tax Matters.”

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.

To maintain our qualification as a RIC under the Code, which is required in order for us to distribute our income without being taxed at the corporate level and to obtain favorable RIC treatment, we must meet certain income source, asset diversification and annual distribution requirements. To qualify as a RIC under the Internal Revenue Code, we must meet certain source-of-income, asset diversification and annual distribution requirements and maintain our status as a BDC, including:

•

The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and, thus, become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from our investment adviser;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Act became effective on July 21, 2010, although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act. Nevertheless, the Dodd-Frank Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The shares of our common stock beneficially owned by our principal stockholders are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our articles of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2011, our net asset value per share was $13.07. The daily average closing price of our shares on the NASDAQ Global Select Market for the quarter ended March 31, 2011 was $13.26. At our Annual Meeting of Stockholders on June 9, 2011, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

At our Annual Meeting of Stockholders on June 9, 2011, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” Our common stock began trading on the NASDAQ Global Select Market on April 22, 2010.

The following table sets forth the range of high and low sales prices of our common stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)
		High	Low
Year Ended December 31, 2010
First Quarter	($13.60)	—	—	—	—
Second Quarter	$13.01	$13.00	$11.09	100%	85%
Third Quarter	$13.10	$12.30	$10.95	94%	84%
Fourth Quarter	$13.06	$13.42	$11.89	103%	91%

Year Ended December 31, 2011
First Quarter	$13.07	$13.96	$12.78	107%	98%
Second Quarter (through June 21, 2011)	*	$14.34	$12.91	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by NAV. A percentage above 100% equals a premium to NAV; a percentage below 100% equals a discount to NAV.
*	NAV for this period has not been determined.

The last reported price for our common stock on June 21, 2011 was $12.91 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our status as a RIC, we are required to (1) distribute at least 90% of our investment company taxable income and (2) distribute at least 98% of our ordinary income and 98.2% of our net capital gains to avoid excise tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. In addition, although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our dividends declared and paid or to be paid on all shares to date:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act. See “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2011, dividends reinvested pursuant to our dividend reinvestment plan totaled $4,048,573. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from us with which to pay such taxes. See “Dividend Reinvestment Plan.”

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2011, approximately 100% would be from ordinary income for tax purposes. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2011 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2011	For the Year Ended December 31, 2010
Earnings to Fixed Charges(1)(2)	41.9:1	N/A

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Not applicable for year ending December 31, 2010 as the Company had no fixed charges.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risks” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

THL Credit, Inc. (the “Company”) was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. Our investment objective is to generate both current income and capital appreciation, primarily through the origination of privately negotiated investments in debt and equity securities in middle market companies.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended, or the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

On April 21, 2010, we completed our initial public offering, formally commencing principal operations, and sold 9,000,000 shares of our common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, we sold 6,307,692 shares of its common stock to THL Credit Partners BDC Holdings, L.P. (“BDC Holdings”) at $13.00 per share that was not subject to an underwriting discount and commission. We received $191.7 million of total net proceeds for the aforementioned offerings.

On May 26, 2010, the underwriters exercised their over-allotment option under the underwriting agreement and elected to purchase an additional 337,000 shares of common stock at $13.00 per share resulting in additional net proceeds of $4.1 million.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Portfolio and Investment Activity

On April 20, 2010, in anticipation of completing an initial public offering and formally commencing principal operations, we entered into a purchase and sale agreement with THL Credit Opportunities, L.P. and BDC Holdings, to effectuate the sale by THL Credit Opportunities, L.P. to us of certain securities valued at

$62,107,449, as determined by our board of directors, and on the same day, issued 4,140,496 shares of common stock to BDC Holdings valued at $15.00 per share pursuant to such agreement in exchange for the aforementioned securities. Subsequently, we filed an election to be regulated as a BDC.

We completed the quarter ended March 31, 2011 with approximately $187.6 million (at fair value) invested in seventeen companies, including THL Credit Greenway Fund LLC (“Greenway”) as compared to the quarter ended December 31, 2010 during which we had approximately $153.5 million (at fair value) invested in thirteen companies. As of March 31, 2011, the portfolio was invested 56.1% in subordinated debt, 34.6% in senior secured debt, 6.6% in income-producing equity interests, and 2.7% in equity. As of December 31, 2010, the portfolio was invested 52.0% in subordinated debt, 36.4% in senior secured debt, 8.3% in income-producing equity interests, and 3.3% in equity. Our average portfolio company investment, exclusive of Greenway, at amortized cost and fair value was approximately $11.6 million and $11.7 million as of March 31, 2011, respectively. Our average portfolio company investment at amortized cost and fair value was approximately $11.7 million and $11.8 million as of December 31, 2010, respectively. Our largest portfolio company investment by amortized cost and fair value was approximately $14.4 million and $15.2 million as of March 31, 2011, respectively. Our largest portfolio company investment by amortized cost and fair value was approximately $14.3 million and $14.7 million as of December 31, 2010, respectively. We had approximately $74.8 million and $110.1 million of cash and cash equivalents as of March 31, 2011 and December 31, 2010, respectively.

During the three months ended March 31, 2011, we made $41.8 million ($42.3 million at par) of investments in five new portfolio companies including our investment in Greenway. There were no investments made during the three months ended March 31, 2010. During the three months ended December 31, 2010, we invested $48.1 million ($49.3 million at par) in five portfolio companies.

During the three months ended March 31, 2011, we received $9,022,657 in proceeds from the paydown of investments primarily from Intelligrated, Inc. During the year ended December 31, 2010, we received $7,218,750 and $1,547,575 in proceeds from sales of investments and proceeds from paydown of investments, respectively.

The weighted average yield of the debt and income-producing equity securities in our portfolio at their current cost was 15.3% at March 31, 2011 and 16.6% at December 31, 2010. The weighted average yield on our senior secured loans and subordinated debt securities at their current cost was 15.6% at March 31, 2011 and 15.8% at December 31, 2010. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of upfront loan origination fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments, and cash and cash equivalents.

At March 31, 2011, 12% of our debt investments bore interest based on floating rates, such as LIBOR, and 88% bore interest at fixed rates. At December 31, 2010, 15% of our debt investments bore interest based on floating rates, such as LIBOR, and 85% bore interest at fixed rates. In the future, we expect that other loans in our portfolio will have floating rates. The percentage of our total debt investments that bore floating rate interest based on an interest rate floor was 12% at March 31, 2011 and 15% at December 31, 2010.

The following is a summary of the composition of our investment portfolio as of March 31, 2011:

Description:	Cost	Fair Value	% of Net Assets
Subordinated debt	$104,278,228	$105,202,485	39.81%
Senior secured debt	64,363,815	65,012,544	24.59%
Investments in funds	12,330,913	12,330,913	4.66%
Equity investments	4,164,816	5,100,594	1.93%

Total investments	$185,137,772	$187,646,536	70.99%

The following is a summary of the composition of our investment portfolio as of December 31, 2010:

Description:	Cost	Fair Value	% of Net Assets
Subordinated debt	$79,821,449	$79,821,449	30.70%
Senior secured debt	54,993,113	55,908,508	21.50%
Investments in funds	12,790,984	12,790,984	4.92%
Equity investments	4,163,244	5,008,238	1.93%

Total investments	$151,768,790	$153,529,179	59.05%

The following is a summary of the industry classification in which the Company invests as of March 31, 2011:

Industry:	Cost	Fair Value	% of Net Assets
Business services	$41,766,981	$41,937,569	15.86%
Chemicals	7,900,478	7,900,478	2.99%
Communications	11,841,299	11,841,299	4.48%
Energy / Utilities	10,492,411	10,492,411	3.97%
Financial services	12,332,485	12,332,485	4.67%
Food & beverage	13,668,809	13,668,809	5.17%
Food processing services	12,374,910	12,374,910	4.68%
Healthcare, ambulatory surgery centers	14,382,728	15,198,409	5.75%
Healthcare, dental services	11,534,370	11,963,776	4.53%
Manufacturing	11,810,369	11,978,323	4.53%
Recreation & leisure services	12,983,365	13,908,500	5.26%
Retail, grocery & pharmaceuticals	24,049,567	24,049,567	9.10%

Total investments	$185,137,772	$187,646,536	70.99%

The following is a summary of the industry classification in which the Company invests as of December 31, 2010:

Industry:	Cost	Fair Value	% of Net Assets
Business services	$19,068,959	$19,068,959	7.33%
Communications	12,069,559	12,069,559	4.64%
Energy / Utilities	10,377,787	10,377,787	3.99%
Financial services	12,790,984	12,790,984	4.92%
Food & beverage	13,573,749	13,573,749	5.22%
Food processing services	12,266,019	12,266,019	4.72%
Healthcare, ambulatory surgery centers	14,303,540	14,704,174	5.66%
Healthcare, dental services	11,412,434	11,412,434	4.39%
Industrial	8,427,015	9,001,056	3.46%
Manufacturing	11,722,606	11,722,606	4.51%
Recreation & leisure services	12,960,286	13,746,000	5.29%
Retail, grocery & pharmaceuticals	12,795,852	12,795,852	4.92%

Total investments	$151,768,790	$153,529,179	59.05%

The following is a summary of geographical concentration of our investment portfolio as of March 31, 2011:

Region:	Cost	Fair Value	% of Net Assets
Midwest	$52,689,710	$53,614,845	20.29%
Northeast	18,161,897	18,332,485	6.94%
Northwest	12,881,264	12,881,264	4.87%
Southeast	45,150,527	45,966,208	17.39%
Southwest	34,513,042	35,110,402	13.28%
West	21,741,332	21,741,332	8.22%

Total investments	$185,137,772	$187,646,536	70.99%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2010:

Region:	Cost	Fair Value	% of Net Assets
Midwest	$48,205,609	$49,565,364	19.06%
Northeast	18,615,384	18,615,384	7.16%
Northwest	12,795,852	12,795,852	4.92%
Southeast	36,947,346	37,347,980	14.36%
Southwest	23,135,040	23,135,040	8.90%
West	12,069,559	12,069,559	4.64%

Total investments	$151,768,790	$153,529,179	59.05%

We do not “control” and we are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act, except that we have an advisory contract with THL Credit Greenway Fund LLC. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

As of May 3, 2011, we have agreed upon terms relating to four potential investments, which are in varying stages of consummation. There can be no assurance that these investments will close on such terms or at all. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

On January 14, 2011, THL Credit Greenway Fund LLC (“Greenway”) was formed as a Delaware limited liability company. Greenway is a portfolio company of THL Credit, Inc. Greenway is a closed investment fund and operates under a limited liability agreement dated January 19, 2011 (the “Agreement”). Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement.

Greenway has $150,000,000 of capital committed by affiliates of a single institutional investor, and is managed by THL Credit, Inc. Our capital commitment to Greenway is $15,000. As of March 31, 2011, $15,719,177 of capital had been called by Greenway. Our portion of called capital, $1,572, is reflected in the Consolidated Schedule of Investments. As manager of Greenway, we act as the investment adviser to Greenway and are entitled to receive certain fees, which are included in other income in the Consolidated Statements of Operations.

We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that promotes compliance with these standards and that is used as a tool by THL Credit Advisors’ investment committee to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide financial and capital market expertise and may view us as a value-added resource.

As part of the monitoring process, THL Credit Advisors continually assesses the risk profile of each of our investments and will rate them based on the following categories, which we refer to as THL Credit Advisors’ investment performance rating, or IPR:

1 – Performing at or above plan.

2 – Watch / minor risk. Portfolio company operating below plan but in compliance with financial covenants and performance is expected to improve.

3 – Significant risk. Portfolio company performing materially below plan and may be in default of financial covenants. Loss of principal not expected but returns likely impaired.

4 – Potential impairment. Focus is on preservation of capital.

For any investment rated 2, 3 or 4, our manager increases its level of focus and prepares regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

	March 31, 2011		December 31, 2010
Investment Rating	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
Grade 1(a)	$161,602,817	86.12%	$127,689,411	83.17%
Grade 2(b)	26,043,719	13.88%	25,839,768	16.83%
Grade 3	—		—
Grade 4	—		—

Total	$187,646,536	100.00%	$153,529,179	100.00%

(a)	As of March 31, 2011 and December 31, 2010, IPR “Grade 1” included $61.4 million and $59.9 million, respectively, of loans to companies in which we also hold equity securities.
(b)	As of March 31, 2011 and December 31, 2010, IPR “Grade 2” included $11.8 million and $11.7 million, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. If the fair value of a loan is below cost, we may cease recognizing paid-in-kind, or PIK, interest and/or the accretion of a discount on the debt investment until such time that the fair value equals or exceeds cost.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Results of Operations

Comparison of the three-month periods ended March 31, 2011 and 2010

As of March 31, 2010, our primary operating activities had not commenced. We commenced principal operations on April 21, 2010. Prior to April 21, 2010, our activity was limited to offering activities, except for the purchase of $62 million portfolio from THL Credit Opportunities, L.P. on April 20, 2010 in anticipation of our initial public offering.

The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Revenues and Operating Income

We generate revenues primarily in the form of interest on the debt we hold. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we generate revenue in the form of fees from the management of THL Credit Greenway Fund LLC, prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

As of March 31, 2010, our primary operating activities had not commenced and therefore we had no operating income. Investment income totaled $7,058,462 for the three months ended March 31, 2011. This amount primarily consisted of $6,795,369 of interest income from portfolio investments (which included $529,137 of PIK interest), $84,304 of interest earned on cash and cash equivalents, and $178,789 of other income. In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We had no income from advisory services for the three months ended March 31, 2011.

Expenses

Our primary operating expenses include the payment of a base management fee, an incentive fee, expenses reimbursable under the Investment Management Agreement, administrator expenses and the allocable portion of overhead under the Administration Agreement. The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our Investment Management Agreement and Administration Agreement (“the Agreements”) with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the Agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

As of March 31, 2010, our primary operating activities had not commenced. For the three months ended March 31, 2010, we incurred organization costs of $20,000. These costs were paid on our behalf by an affiliate and have been reimbursed. Operating expenses totaled $2,922,751 for the three months ended March 31, 2011, and consisted of base management fees, an incentive fee, administrator expenses, professional fees, insurance expenses, directors’ fees, other general and administrative expenses and fees related to our new credit facility. The base management fees for the three months ended March 31, 2011 were $991,460 as provided for in the Investment Management Agreement. Capital gains incentive fee payable to the Company’s Advisor under the Investment Management Agreement for the three months ended March 31, 2011 was $0.

Incentive fees of $501,753 for the three months ended March 31, 2011 reflect the potential capital gains incentive fee that would be payable to the Company Advisor as if all unrealized appreciation were realized during the quarter. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. The Company incurred no incentive fees related to pre-incentive fee net investment income as the Company had not yet achieved its hurdle rate as of March 31, 2011. The accrued incentive fee may differ from the actual incentive fee that may be paid to the Company’s Advisor depending on whether the Company is ultimately able to generate a net realized capital gain. Approximately $350,000 of the potential capital gains fee for the three months ended March 31, 2011 was related to unrealized appreciation on investments in prior periods. Such amounts were not material to current or prior periods’ consolidated financial statements. There was no such potential capital gains incentive fee accrual for the three months ended March 31, 2010.

Expenses reimbursed under the Administration Agreement and Investment Management Agreement was $568,065 for the three months ended March 31, 2011.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

For the three months ended March 31, 2010, net investment loss was ($20,000), or ($2.99) per common share based on a weighted average of 6,700 common shares outstanding for the period. Net investment income was $4,135,711, or $0.21 per common share based on a weighted average of 20,004,824 common shares outstanding for the three months ended March 31, 2011.

Net Realized Gains and Losses

As of March 31, 2010, our primary operating activities had not commenced and therefore we had no portfolio company investments. During the three months ended March 31, 2011, we did not recognize any realized gains or losses on our portfolio company investments.

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties.

Net Change in Unrealized Appreciation of Investments

For the three months ended March 31, 2010, our primary operating activities had not commenced and therefore we had no portfolio company investments. Net change in unrealized appreciation on investments totaling $748,375 reflects the net change in the fair value of our investment portfolio for the three months ended March 31, 2011.

The unrealized appreciation on our investments was driven primarily by improvements in the capital market conditions and in the financial performance of certain portfolio companies.

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal or previously recorded appreciation or depreciation when gains or losses are realized.

Net Increase in Net Assets from Operations

For the three months ended March 31, 2010, net decrease in net assets resulting from operations was ($20,000), or ($2.99) per common share based on a weighted average of 6,700 common shares outstanding for the period. Net increase in net assets resulting from operations totaled $4,884,086, or $0.24 per common share based on a weighted average of 20,004,824 common shares outstanding for the three months ended March 31, 2011.

Comparison of periods ended December 31, 2010 and 2009

As of December 31, 2009, our primary operating activities had not commenced. We commenced principal operations on April 21, 2010. Prior to April 21, 2010, our activity was limited to offering activities, except for the purchase of $62 million portfolio from THL Credit Opportunities, L.P. on April 20, 2010 in anticipation of our initial public offering.

The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Revenues

We generate revenues primarily in the form of interest on the debt we hold. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Operating Income

As of December 31, 2009, our primary operating activities had not commenced and therefore we had no operating income. Investment income totaled $12,325,432 for the year ended December 31, 2010. This amount primarily consisted of $11,878,442 of interest income from portfolio investments (which included $935,464 of PIK interest), $316,270 of interest earned on cash and cash equivalents, and $65,360 of other income. In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We had no income from advisory services for the year ended December 31, 2010.

Expenses

Our primary operating expenses include the payment of a base management fee, expenses reimbursable under the Investment Management Agreement, administrator expenses and the allocable portion of overhead under the Administration Agreement. The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our Investment Management Agreement and Administration Agreement (“the Agreements”) with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the Agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

Operating Expenses

As of December 31, 2009, our primary operating activities had not commenced. For the year ended December 31, 2009, we incurred organization costs of $171,593, which included organizational expenses. These costs represented our only operating activities from May 26, 2009 (inception) through December 31, 2009. These organization costs included, among other items, the cost of legal services pertaining to our organization and the incorporation of our business. Certain of these costs were paid on our behalf by an affiliate. Operating expenses totaled $6,294,591 for the year ended December 31, 2010, and consisted of base management fees, administrator expenses, professional fees, insurance expenses, directors’ fees and other general and administrative expenses, including a $205,000 one-time charge related to cost of recruiting directors. The base management fees for the period were $2,696,647 as provided for in the Investment Management Agreement. Expenses reimbursed under the Administration Agreement and Investment Management Agreement was $1,715,694.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

A portion of the net proceeds of our initial public offering of 15,307,692 shares of common stock was used for organizational and offering expenses of $191,593 and $8,804,862, respectively. Organizational expenses are expensed as incurred. Offering costs, which includes $7,586,313 of underwriters’ fees, have been charged against paid-in capital in excess of par. As of December 31, 2010 and December 31, 2009, $0 and $369,767, respectively, of offering related costs are included in accrued expenses and due to affiliates in the Consolidated Statements of Assets and Liabilities. All organizational and offering costs were borne by the Company.

Net Investment Income

For the period from May 26, 2009 (inception) through December 31, 2009, net investment loss was ($171,593), or ($25.61) per common share based on a weighted average of 6,700 common shares outstanding for the period. Net investment income was $6,030,841, or $0.31 per common share based on a weighted average of 19,762,756 common shares outstanding for the year ended December 31, 2010.

Net Realized Gains and Losses

As of December 31, 2009, our primary operating activities had not commenced and therefore had no portfolio company investments. During the year ended December 31, 2010, we did not recognize any realized gains or losses on our portfolio company investments.

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties.

Net Change in Unrealized Appreciation of Investments

For the period from May 26, 2009 (inception) through December 31, 2009, our primary operating activities had not commenced and therefore had no portfolio company investments. Net change in unrealized appreciation on investments totaling $1,760,389 reflects the net change in the fair value of our investment portfolio for the year ended December 31, 2010.

The unrealized appreciation on our investments was driven by improvements in the capital market conditions and in the financial performance of certain portfolio companies.

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal or previously recorded appreciation or depreciation when gains or losses are realized.

Net Increase in Net Assets from Operations

For the period from May 26, 2009 (inception) through December 31, 2009, net decrease in net assets resulting from operations was ($171,593), or ($25.61) per common share based on a weighted average of 6,700 common shares outstanding for the period. Net increase in net assets resulting from operations totaled $7,791,230, or $0.39 per common share based on a weighted average of 19,762,756 common shares outstanding for the year ended December 31, 2010.

Financial condition, liquidity and capital resources

At March 31, 2011 and December 31, 2010, we had $74,831,835 and $110,140,711, respectively, in cash and cash equivalents. The primary use of existing funds is expected to be purchases of investments in portfolio companies, cash distributions to our stockholders, and other general corporate purposes.

We generated cash primarily from the net proceeds of our initial public offering as well as cash flows from operations, including interest earned and fees received on subordinated debt, senior secured loans and other income producing equity securities. We anticipate that the net proceeds from our initial public offering will be invested in the second quarter of 2011. At that time, we expect that our portfolio will primarily consist of subordinated debt and senior secured loans. We can offer no assurances we will be able to invest all of our net proceeds within this time frame, as our investment outlook will depend on the availability of appropriate investment opportunities consistent with our investment objective and other market conditions.

During the three months ended March 31, 2011, our financing activities used $6,063,711 of cash, compared to $45,000 during the three months ended March 31, 2010. This $6,018,711 increase in cash used by financing activities was due primarily to the payment of distributions to stockholders and costs related to closing our credit facility.

Credit Facility

In accordance with the 1940 Act, with certain exceptions, we are only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of March 31, 2011, we had no borrowings outstanding.

On March 11, 2011, we entered into a three-year $115 million syndicated credit facility (the “Facility”) with ING Capital LLC (“ING”) with an accordion feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. The Facility was expanded to $125 million on March 23, 2011. The Facility will expire on March 11, 2014.

The Facility allows for us to borrow money at a rate, as chosen by us, of (i) LIBOR plus 3.50% with no LIBOR floor or (ii) 2.5% per annum plus an alternate base rate based on the highest rate of the Prime Rate, Federal Funds Rate plus 0.5% or three month LIBOR plus 1.0% per annum. The Facility requires the payment of a non-use fee at a rate of 1.00% per annum when we are using 50% or less of the Facility, and 0.50% per annum when we are using more than 50% of the Facility. Borrowings under the Facility are based on a borrowing base. The Facility generally requires payment of interest on a quarterly basis for loans bearing interest at the alternate base rate, and at the end of the applicable interest period for loans bearing interest at LIBOR. All outstanding principal is due upon maturity. The Facility also requires mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Our Facility has certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the ours and our subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities) to total indebtedness, of ours and our subsidiaries, of not less than 2.25:1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in our portfolio.

The Facility documents also include default provisions such as the failure to make timely payments under the Facility, the occurrence of a change in control, and the failure by us to materially perform under the operative agreements governing the facility, which, if not complied with, could, at the option of the lenders under the Facility, accelerate repayment under the Facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Each loan originated under the Facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facility.

Through March 31, 2011, there have been no borrowings or repayments on the Facility.

Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. In these transactions, the Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. Under certain circumstances, in the event of default or bankruptcy of the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. Cash equivalents as of the balance sheet date consist of an overnight repurchase agreement with State Street Bank & Trust Company (“SSB”) dated March 31, 2011 and payable April 1, 2011 in the amount of $1,763,359, reflecting an interest rate of one basis point. This agreement was collateralized by U.S. Treasury notes pledged by SSB. The collateral pledged is valued at $1,803,588. In the event of default by SSB, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Commitments and Contingencies

From time to time, the Company, or the Advisor may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

As of March 31, 2011, the Company had committed to make a $1,636,000 investment in a revolving senior secured loan for T&D Solutions, LLC. As of March 31, 2011, $923,880 was unfunded.

As of March 31, 2011, the Company has also agreed to provide certain additional funding amounts to a portfolio company to fund future acquisitions provided certain performance requirements and other conditions are met. As of March 31, 2011, such requirements and conditions had not been met.

Dividends

We have elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain our status as a regulated investment company, we are required to (1) distribute at least 90% of our investment company taxable income and (2) distribute at least 98% of our income (both ordinary income and capital gains) to avoid excise tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. In addition, although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our dividends declared and paid or to be paid on all shares to date:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2011, dividends reinvested pursuant to our dividend reinvestment plan totaled $4,048,573.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2011, approximately 100% would be from ordinary income for tax purposes. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2011 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

Contractual obligations

We have entered into a contract with the Advisor to provide investment advisory services. Payments for investment advisory services under the investment management agreement in future periods will be equal to (a) an annual base management fee of 1.5% of our gross assets and (b) an incentive fee based on our performance. In addition, under the Company’s Administration Agreement, the Advisor will be reimbursed for administrative services incurred on our behalf. For the three months ended March 31, 2011, we incurred approximately $991,460 in base management fees, and $568,065 in administrator expenses payable to the Advisor. See description below under “Related Party Transactions.”

Off-Balance sheet arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recent Accounting Pronouncements

Subsequent Events (ASU No. 2010-09). In February 2010, the FASB amended its guidance on subsequent events. SEC filers are not required to disclose the date through which an entity has evaluated subsequent events. The amended guidance was effective upon issuance for all entities.

Related Party Transactions

Investment Management and Administration Agreements

We entered into an investment management agreement on April 1, 2010 under which the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter will be appropriately prorated.

For the three months ended March 31, 2011, we incurred base management fees payable to the Advisor of $991,460. For the three months ended March 31, 2010, we incurred no base management fees.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until we actually receive such interest in cash.

For the three months ended March 31, 2011 and March 31, 2010, we incurred no incentive fees related to ordinary income as we had not yet achieved the hurdle rate, or minimum income level described above.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010. This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. The capital gains incentive fee determined as of March 31, 2011 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized depreciation for the three months ended March 31, 2011.

The capital gains incentive fee payable to our Advisor under the Investment Management Agreement (as described above) for the three months ended March 31, 2011 and March 31, 2010 was $0. GAAP requires that the capital gains incentive fee accrual considers the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we have accrued a capital gains incentive fee of $501,753 based upon net realized capital gains and unrealized capital depreciation for that period (in accordance with the terms of the Investment Management Agreement), plus unrealized capital appreciation on investments held at the end of the quarter. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment

Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Approximately $350,000 of the accrued potential capital gains incentive fee for the three months ended March 31, 2011 was related to unrealized appreciation on investments in prior periods. Such amounts were not material to current or to prior periods’ consolidated financial statements. There was no such potential capital gains incentive fee accrued for the three month period ended March 31, 2010.

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the quarter ended March 31, 2011, we incurred administrator expenses payable to the Advisor of $568,065.

We and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance.

Due to Affiliates

The Advisor and an affiliate of the Advisor paid certain offering, organization and other general and administrative expenses on our behalf. Such amounts, if any, have been recorded in the Consolidated Statements of Assets and Liabilities as Due to affiliates as of March 31, 2011 and December 31, 2010. These amounts have been subsequently repaid to the Advisor and its affiliate.

Affiliated Stockholders

THL Credit Opportunities, L.P. and BDC Holdings own 6,974 and 10,876,220 shares, respectively, or 0.03% and 53.79%, respectively, of our common stock as of March 31, 2011. See also, “Control Persons and Principal Stockholders.”

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, the Company’s significant accounting policies are further described in the notes to the consolidated financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by us conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We utilize an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

Our investments are generally structured as debt and equity investments in the form of subordinated debt, senior secured loans, member interests and equity investments. The purchase price, excluding upfront fees and transaction costs, is typically the best estimate of fair value at time of purchase. When evidence supports a subsequent change to the carrying value from the original purchase price, adjustments are made to reflect the expected exit values. Ongoing reviews by the Advisor and our independent valuation firm are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures,” that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented in interim and annual periods beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward, which is required for annual reporting periods beginning after December 15, 2010. The Company adopted ASU No. 2010-06 beginning April 1, 2010. The adoption of this standard did not have a material effect on the Company’s financial position and results of operations as of and for the three months ended March 31, 2011.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. As of March 31, 2011, we did not have any loans on non-accrual status. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal Income Taxes

We operate so as to maintain our status as a RIC under Subchapter M of the Code and intend to continue to do so. Accordingly, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income as defined by the Code. If we do not distribute at least 98% of our annual taxable income (excluding net long-term capital gains retained or deemed to be distributed) in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the amount by which 98% of our annual taxable income available for distribution exceeds the distributions from such income for the current year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. There is no provision for federal excise tax accrued at March 31, 2011.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent developments

Notice is hereby given in accordance with Section 23 of the 1940 Act that from time to time we may purchase shares of our common stock in the open market at prevailing market prices.

On April 8, 2011, we received a “Greenlight” letter that will allow us to file with the Investment Division of the Small Business Administration (the “SBA”) an application to license a Small Business Investment Company (the “SBIC”). The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to ours and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that we will be granted an SBIC license in a timely manner or at all.

On May 5, 2011, our board of directors declared a dividend of $0.25 per share, payable on June 30, 2011 to stockholders of record at the close of business on June 15, 2011.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. For the quarter ended March 31, 2011, 88%, or fifteen, of the loans in our portfolio bore interest at fixed rates. Two of the loans in our portfolio have floating interest rates based on LIBOR and interest rate floors. In the future, we expect other loans in our portfolio will have floating rates. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. For the quarter ended March 31, 2011, we did not engage in hedging activities.

Assuming that the Consolidated Statements of Assets and Liabilities as of March 31, 2011, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately $1.7 million on an annualized basis. Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

SENIOR SECURITIES (dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of March 31, 2011. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit
Credit Facility
Fiscal 2011 (as of March 31, 2011, unaudited)	$—	$—	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2011 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio Company(1)	Industry	Type of Investment	Percentage of Class Held on a Fully Diluted Basis	Principal Amount(2)	Cost	Fair Value(3)
Anytime Worldwide, LLC
12181 Margo Avenue South Hastings, MN 55033	Recreation & leisure services	Senior Secured Note, 16.0%, due 12/11/14		$12,900,000	$12,419,225	$12,900,000
		Class A Units(4)	1.57%	157,257.10	564,140	1,008,500
		Warrant for Class B			—	—

					12,983,365	13,908,500

C&K Market, Inc.
615 5th Street Brookings, OR 97415	Retail, grocery & pharmaceuticals	Senior Subordinated Note, 14.0% cash,		$13,107,824	12,532,264	12,532,264
		2.0% PIK, due 11/3/15			349,000	349,000

		Warrant for Class B	1.77%		12,881,264	12,881,264

Charming Charlie, Inc.
5999 Savoy Houston, TX 77036	Retail, grocery & pharmaceuticals	Subordinated Term Loan, 14.0% cash,		$11,333,333	11,168,303	11,168,303

		due 7/27/15			11,168,303	11,168,303

Country Pure Foods, Inc.
681 W. Waterloo Road Akron, OH 44314	Food & beverage	Subordinated Term Loan, 12.5% cash,
		2.5% PIK, due 2/16/16(5)		$13,922,412	13,668,809	13,668,809

					13,668,809	13,668,809

Portfolio Company(1)	Industry	Type of Investment	Percentage of Class Held on a Fully Diluted Basis	Principal Amount(2)	Cost	Fair Value(3)
Food Processing Holdings, LLC
130 Quality Drive Albertville, AL 35950	Food processing services	Senior Subordinated Note, 13.5% cash,
		3.0% PIK, due 8/10/15(5)		$12,304,792	11,803,481	11,803,481
		Class A Units(6)	2.00%	162.44	163,268	163,268
		Class B Units(6)	2.00%	406.09	408,161	408,161

					12,374,910	12,374,910

HEALTHCAREfirst, Inc.
5340 North Towne Centre Drive Ozark, MO 65721	Business services	Senior Subordinated Note, 12.0% cash,
		3.0% PIK, due 12/4/15		$13,624,174	13,257,241	13,257,241

					13,257,241	13,257,241

JDC Healthcare Management, LLC
3101 L.B.J. Freeway Dallas, TX 75234	Healthcare, dental services	Senior Subordinated Note, 12.0% cash,
		3.5% PIK, due 6/6/14		$10,652,389	10,141,061	10,570,467
		Member interest(6)(7)	2.40%	1,393.00	1,393,309	1,393,309

					11,534,370	11,963,776

LCP Capital Fund, LLC
40 Wall Street New York, NY 10005	Financial services	Member interest(6)(8)(9)	24.00%	$12,000,000	12,330,913	12,330,913

					12,330,913	12,330,913

MedQuist Inc.
1000 Bishops Gate Boulevard Suite 300 Mt. Laurel, NJ 08054	Business services	Senior Subordinated Note, 13.0% cash,		$6,000,000	5,829,412	6,000,000

		due 10/14/16(10)(11)			5,829,412	6,000,000

Portfolio Company(1)	Industry	Type of Investment	Percentage of Class Held on a Fully Diluted Basis	Principal Amount(2)	Cost	Fair Value(3)
OEM Group, Inc.
2120 W Guadalupe Road Gilbert, AZ 85233	Manufacturing	Senior Secured Note, 12.5% cash,
		2.5% PIK, due 10/7/15(12)		$12,146,276	11,810,369	11,978,323
					—	—

					11,810,369	11,978,323

Pomeroy IT Solutions, Inc.
1020 Petersburg Road Hebron, KY 41048	Business services	Senior Subordinated Note, 13.0% cash,
		2.0% PIK, due 2/11/16		$13,035,389	12,780,295	12,780,295

					12,780,295	12,780,295

Purple Communications, Inc.
595 Menlo Drive Rocklin, CA 95765	Communications	Senior Secured Term Loan, LIBOR+775,		$12,241,379	11,841,299	11,841,299

		due 12/3/14(13)			11,841,299	11,841,299
SiVance, LLC
5002 Northeast 54th Place Gainesville, FL 32609	Chemicals	Senior Secured Note, 13.0% cash,
		2.0% PIK, due 6/15/16		$8,018,667	7,900,478	7,900,478

					7,900,478	7,900,478

Surgery Center Holdings, Inc.
5501 W. Gray Street Tampa, FL 33609	Healthcare, ambulatory surgery centers	Senior Subordinated Note, 13.5% cash,
		2.0% PIK, due 6/15/16		$13,421,625	13,097,362	13,421,625
		Preferred Stock, 19.0% dividend rate		913.04	895,545	1,154,784
		Member interest(6)(14)	0.91%	389,821	389,821	622,000

					14,382,728	15,198,409

Portfolio Company(1)	Industry	Type of Investment	Percentage of Class Held on a Fully Diluted Basis	Principal Amount(2)	Cost	Fair Value(3)
T&D Solutions, LLC
1408 Metro Drive Alexandria, LA 71303	Energy / Utilities	Senior Secured Term Loan, 13.0% cash,
		due 1/29/15(15)(16)		$9,950,151	9,780,291	9,780,291
		Senior Secured Revolving Loan, 9.0% cash, expiration date 1/29/15(15)(16)		$712,120	712,120	712,120

					10,492,411	10,492,411

THL Credit Greenway Fund LLC
100 Federal Street, 31st Floor Boston, MA 02110	Financial services	Member interest(6)	0.01%		1,572	1,572

					1,572	1,572
Vision Solutions, Inc.
15300 Barranca Parkway Irvine, CA 92618	Business services	Second Lien Term Loan, LIBOR+800,		$10,000,000	9,900,033	9,900,033

		due 7/23/17(13)			9,900,033	9,900,033

Total Portfolio Investments					$185,137,772	$187,646,536

(1)	All debt investments are income producing. Equity and member interests are non-income producing unless otherwise noted.
(2)	Principal includes accumulated PIK interest and is net of repayments.
(3)	Fair value as determined by the board of directors of the Company as of March 31, 2011.
(4)	Comprised of 157,100 Class Financial Units and 157.10 Governance Units.
(5)	Interest held in companies related to the portfolio company.
(6)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(7)	Interest held by a wholly-owned subsidiary of THL Credit, Inc.
(8)	Income producing security.
(9)	Non-registered investment company and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(10)	13.0% cash, or 2.0% PIK and 12.0% cash, at the option of the issuer on a quarterly basis
(11)	Publicly-traded company with a market capitalization in excess of $250 million and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(12)	At the option of the issuer on a quarterly basis – 15.0% cash, or 2.5% PIK and 12.5% cash.
(13)	Coupon is subject to LIBOR floors ranging from 1.5%—3.0%.
(14)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(15)	Stated coupon adjusted to achieve a combined yield of 13% for Revolving Loan and Term Loan.
(16)	Issuer pays 2.0% unfunded commitment fee on revolving loan quarterly.

THE COMPANY

General

We are an externally-managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a BDC under the Investment Company Act of 1940, or 1940 Act. On April 21, 2010, we completed our initial public offering, formally commencing principal operations. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. In 2009, the Company was treated for tax purposes as a corporation. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated or mezzanine debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. We define middle market companies to mean both public and privately-held companies with annual revenues of between $25 million and $500 million. We expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees. We can offer no assurances that we will achieve our investment objective.

We believe there are significant opportunities to finance middle market companies that require capital for growth and acquisitions. We also believe that, as a result of the recent credit crisis, a significant investment opportunity exists to invest in middle market companies requiring junior capital to recapitalize their balance sheets. Additionally, we generally do not intend to invest in start-up companies, operationally distressed situations or companies with speculative business plans. Furthermore, we may invest throughout an entity’s capital structure, which may include senior secured loans, common and preferred equity, options and warrants, high-yield bonds and other structured securities. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities. We anticipate that, over time, our investment portfolio will consist primarily of investments in junior capital.

It is also our belief that a combination of sponsored and unsponsored investments is important to having the most attractive opportunities across investment cycles, and to that end our nationwide origination efforts target both private equity sponsors and referral sources of unsponsored companies.

Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or microcap public companies, or those public companies with market capitalization of less than $300 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for two primary reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; and (2) most investors focus primarily on sponsored companies. We also believe that investments in unsponsored companies will provide for the most attractive economics, alignment of interests with management and the greatest control for us as an investor because unsponsored companies generally have less access to capital providers.

With respect to sponsored transactions, which we define as those companies controlled by private equity firms, or sponsors, we expect the demand for leveraged buyouts to grow as mergers and acquisition activity increases, although with reduced senior lending from banks and what may be reduced participation from collateralized loan obligation vehicles. We believe junior capital providers will see increasing opportunities to fill the financing gap. We expect significant demand from sponsors who need to recapitalize the balance sheets of certain of their portfolio companies or, in certain situations, acquire portfolio companies.

We are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We may borrow money when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp and Sam W. Tillinghast, who, along with Terrence W. Olson, Stephanie Paré Sullivan, Christopher J. Flynn and Kunal M. Soni, constitute its principals. We refer to these individuals collectively as the THL Credit Principals. The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Principals and a partnership consisting of certain of the partners of THL Partners.

Before joining THL Credit Group, an affiliate of THL Credit Advisors, in 2007, Messrs. Hunt, Tillinghast and Stropp, who collectively have investment experience of 25 years on average and 15 years at a minimum, were responsible for over $40 billion in investments over the period from 1990 to 2006. Messrs. Hunt and Tillinghast separately had ultimate investment authority for SunAmerica Corporate Finance and the Private Placement Group of AIG, respectively, where these investments were made. The responsibilities of these individuals included sourcing, identifying, evaluating, structuring, managing and monitoring mezzanine debt, leveraged loans, private placements and private equity investments. Over the past three years, these individuals have held ultimate responsibility for approximately $360 million in investments. The THL Credit Principals have worked together extensively in the past and have invested through multiple business and credit cycles, investing across the entire capital structure. We believe the THL Credit Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and intend to focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

THL Credit Advisors also serves as our administrator and leases office space to us and provides us with equipment and office services. The tasks of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Thomas H. Lee Partners, L.P. (“THL Partners”)

Founded in 1974, THL Partners is one of the oldest and largest private equity investment firms in the United States. Since its establishment, THL Partners has raised approximately $22 billion of equity capital and together with its affiliates, completed acquisitions of more than 100 businesses, with an aggregate purchase price in excess of $125 billion and over 200 add-on transactions. THL Partners focuses its high value-added strategy on growth businesses and seeks to partner with the best managers in an industry to build great companies. We benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team to enhance its transaction sourcing capabilities and consults with the THL Partners team on specific industry issues, trends and other matters to complement our investment process. A partnership consisting of certain partners of THL Partners holds a 50% economic interest in THL Credit Advisors, subject to certain preferred payment obligations if such partnership makes additional capital contributions in excess of its original investment in THL Credit Advisors.

Market opportunity

We intend to invest primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. Mezzanine debt is subordinated to senior loans and is generally unsecured. First lien senior secured loans generally are senior debt instruments that rank ahead of subordinated and second lien secured debt of a given portfolio company. These loans, together with second lien secured loans, also have the benefit of a senior security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. We believe the environment for investing in middle market companies is attractive for several reasons, including:

Consolidation among commercial banks has reduced the focus on middle market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage.

Middle market companies are increasingly seeking lenders with long-term permanent capital for debt and equity capital. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of such businesses.

The current market environment may mean more favorable opportunities for investing in lower middle market companies. We believe that as part of the path of economic recovery following the recent credit crisis, select market participants such as hedge funds and collateralized loan obligation vehicles may no longer be as active as lenders in the lower middle market, a space in which we focus, resulting in fewer lender participants and a greater opportunity for us to originate proprietary investment opportunities in the lower middle market. Fewer participants also results in a more disciplined approach to investment opportunities, a situation on which we are well positioned to capitalize given the extensive level of experience of the THL Credit Principals, who have worked closely together and have invested through multiple business and credit cycles. In addition, investing in junior capital securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. For example, junior capital securities generally involve better pricing terms, access to information, and the ability to diligence and evaluate management teams.

Investment strategy

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated or mezzanine debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. Our capital is used to support organic growth, acquisitions, market or product expansion, and recapitalizations. As such, our investment adviser targets companies with strong operators or management teams which maintain a strong alignment of interests in their business and are seeking capital to grow the company. In these situations, a substantial portion of the stockholders’ net worth is subordinated to our debt instrument, reinforcing this alignment of interests.

Our strategy includes an intensive and proactive sourcing of transactions by our investment adviser who targets investments in both sponsored and unsponsored middle market companies. Sponsored investments, or investments in companies that are controlled by private equity firms, are sourced via long-standing relationships of the THL Credit Principals and ongoing development of new relationships with referral sources and equity sponsors who view our investment adviser as a partner in the transaction, rather than simply a source of capital to leverage their returns. Unsponsored investments are largely sourced from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than large commercial or investment banks. For information regarding differences between sponsored and unsponsored transactions, see “The Company—General” above.

We believe a strategy focused on junior capital debt in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private junior capital investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on junior capital loans tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity.

On April 8, 2011, we received a “Greenlight” letter that will allow us to file an application to license a SBIC with the SBA. The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to ours and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that we will be granted an SBIC license in a timely manner or at all.

Competitive advantages

We believe that, although THL Credit Advisors is a newly-organized investment adviser and has limited experience managing a BDC, we possess the following competitive advantages over many other capital providers to middle market companies:

Highly experienced management team. Before joining an affiliate of THL Credit Advisors three years ago, Messrs. Hunt, Tillinghast and Stropp, who have 25 years of investment experience on average and 15 years at a minimum, have been responsible for over $40 billion in investments, which included identifying, evaluating, structuring, managing and monitoring mezzanine debt, leveraged loans, private placements and private equity investments. The THL Credit Principals have worked together extensively in the past and have invested through multiple business and credit cycles, investing across the entire capital structure with the objective of generating attractive, long-term, risk-adjusted returns. Significant to executing on our strategy will be the THL Credit Principals’ unique investment perspective and skill-set by virtue of their complementary collective experience as both debt and equity investors. In addition, we believe the THL Credit Principals bring an active equity ownership mentality and intend to focus on adding value to portfolio companies through board representation, active monitoring and direct dialogue with management.

No legacy portfolio. As a newly-formed company, we are not adversely affected by deteriorating credit quality of investments held in any legacy portfolios that were built or acquired prior to the fourth quarter of 2008. Our entire portfolio consists of investments that were originated since 2009 which we believe have the stronger and more conservative credit characteristics in place following the credit crisis. We believe this provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that have been structured and priced to reflect current, rather than historical, market conditions. Additionally, our efforts can be more focused on sourcing and accessing new investments. There can be no assurance, however, that we will be able to avoid losses or deterioration in the credit quality of our investments.

National middle market origination platform. With offices in Boston, Houston and Los Angeles, THL Credit Advisors has deep and diverse national origination relationships in the junior capital and private equity markets. These relationships provide an important channel through which our investment adviser expects to generate deal flow consistent with our investment strategy. Members of THL Credit Advisors’ investment team have relationships with investment bankers, commercial bankers (national, regional and local), lawyers, accountants and business brokers as well as access to the extensive network of THL Partners. THL Credit Advisors actively utilizes these relationships and networks to source and execute attractive investments, and maintains a database and set of reports where the details of all potential investment opportunities are tracked. Further, we believe the investment history and long-standing reputation of the THL Credit Advisors investment team members in the market allow THL Credit Advisors an early look at new investment opportunities.

Ability to execute unsponsored transactions. THL Credit Advisors believes it is one of the few credit market participants that actively seek unsponsored investments and possesses the experience and resources to source unsponsored junior capital transactions. Furthermore, THL Credit Advisors has the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Investment selection

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, THL Credit Advisors performs an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Value orientation/positive cash flow. Our investment philosophy places a premium on fundamental credit analysis and has a distinct value orientation. We generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Although we obtain liens on collateral when appropriate and available, we are primarily focused on the predictability of future cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

Seasoned management with significant equity ownership. Strong, committed management teams are important to the success of an investment and we invest in companies where strong management teams are either already in place or where new management teams have been identified. Additionally, we generally require the portfolio companies to have in place compensation provisions that appropriately incentivize management to succeed and to act in our interests as investors.

Strong competitive position. We seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets and are well positioned to capitalize on growth opportunities.

Exit strategy. We seek companies that we believe will generate consistent cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow in portfolio companies to be a key means by which we exit from our investments over time. In addition, we invest in companies whose business models and expected future cash flows offer attractive exit possibilities for the equity component of our returns. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Due diligence and investment process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a borrower’s industry, market, operational, financial, organizational and legal position and prospects. We seek borrowers that have proven management teams that have a vested interest in the company in the form of a meaningful level of equity ownership, that generate stable and predictable cash flow, and whose market position is defensible. We invest in companies with the expectation that we will own the investment through a complete business cycle, and possibly a recession, and we determine the appropriate amount of debt for the company accordingly. In addition, we view a sale of the company which might result in a refinancing of our investment as a possibility but not an expectation. We conduct thorough reference and background checks on senior management for all transactions. Our intention is to craft strong and lender-friendly credit agreements with covenants, events of default, remedies and inter-creditor agreements being an integral part of our legal documents.

Our due diligence typically includes the following elements (although not all elements will necessarily form part of every due diligence project):

Issuer Characteristics: key levers of the business including a focus on drivers of cash flow and growth; revenue visibility; customer and supplier concentrations; historical revenue and margin trends; fixed versus variable costs; free cash flow analysis; company performance in view of industry performance; and sensitivity analysis around various future performance scenarios (with a focus on downside scenario analysis);

Industry Analysis: including the company’s position within the context of the general economic environment and relevant industry cycles; industry size and growth rates; competitive landscape; barriers to entry and potential new entrants; product position and defensibility of market share; technological, regulatory and similar threats; and pricing power and cost considerations;

Management: including the quality, breadth and depth of the issuer’s management; track record and prior experience; background checks; reputation; compensation and equity incentives; corporate overhead; and motivation; interviews with management, employees, customers and vendors;

Financial Analysis: an understanding of relevant financial ratios and statistics, including various leverage, liquidity, free cash flow and fixed charge coverage ratios; impact on ratios in various future performance scenarios and comparison of ratios to industry competitors; satisfaction with the auditor of the financial statements; quality of earnings analysis;

Capital Structure: diverse considerations regarding leverage (including understanding seniority and leverage multiples); ability to service debt; collateral and security protections; covenants and guarantees; equity investment amounts and participants (where applicable); and review of other significant structural terms and pertinent legal documentation; and

Collateral and Enterprise Value: analysis of relevant collateral coverage, including assets on a liquidation basis and enterprise value on a going concern basis; matrix analysis of cash flow and valuation multiples under different scenarios along with recovery estimates; comparison to recent transaction multiples and valuations.

Investment committee

The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by THL Credit Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. Our Investment Committee currently consists of James K. Hunt, W. Hunter Stropp, Sam W. Tillinghast, Christopher J. Flynn and Kunal M. Soni. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the five members of the committee is required, with Mr. Hunt, the Chief Executive Officer, having veto power.

Investment structure

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We invest primarily in junior capital securities, including subordinated or mezzanine debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. We may also invest in first lien senior secured loans. In certain instances we will also make direct equity investments. We may invest throughout an entity’s capital structure, which may include senior secured loans, common and preferred equity, options and warrants, high-yield bonds and other structured securities. We believe the environment for investing in middle market companies is attractive for several reasons, including: In certain instances we also make direct equity investments. We generally do not intend to invest in start-up companies, operationally distressed situations or companies with speculative business plans.

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including, as applicable, senior, junior, and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We anticipate structuring our investments, which will typically have maturities of five to ten years, as follows:

•

Junior Capital Loans. In order to achieve our investment objective, we will compose a portfolio that will include primarily junior capital loans by investing an average of approximately $10 million to $15 million of capital per transaction. Generally, junior capital loans rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, junior capital loans rank senior to common and preferred equity in a borrowers’ capital structure. Junior capital loans may have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants to purchase common stock. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, junior capital loans generally earn a higher return than senior secured loans. The warrants associated with junior capital loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. We believe that junior capital loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

We structure our junior capital investments primarily as unsecured, subordinated, or mezzanine, loans or second lien secured loans that provide for relatively high, fixed interest rates that will provide us with current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, when our junior capital loans are structured as second lien secured loans they will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our junior capital loans will have maturities of five to ten years. In determining whether a prospective junior capital loan investment satisfies our investment criteria, we generally seek a high total return potential, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

•

Senior Secured Loans. We make senior secured loans primarily in the form of first and/or second lien loans. Our first and second lien loans generally have terms of three to 10 years. Such first and second lien loans are granted a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

We tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights; and

•	selecting investments that we believe have a very low probability of loss.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if an event occurs that impacts our long term view of the investment, such as an acquisition, recapitalization or a decline in operating performance that degrades the credit profile of the portfolio company.

In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high-yield bonds, private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse THL Credit Advisors as our Administrator for its allocated costs in providing such assistance subject to review and approval by our board of directors. THL Credit Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Staffing

We do not currently have any employees. Our Advisor and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan and investment objective, including experience in middle market investment, leveraged finance and capital markets. Each of our executive officers is an employee of our Advisor or Administrator. Our executive officers are also executive officers of our Advisor. Our day-to-day investment operations are managed by our Advisor. Our Advisor currently has 12 investment professionals who focus on origination and transaction development and monitoring of our investments. We reimburse our Advisor for costs and expenses incurred by our Advisor for office space rental, office equipment and utilities allocable to our Advisor under the management agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us. In addition, we reimburse our Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Monitoring

We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that promotes compliance with these standards and that is used as a tool by THL Credit Advisors’ investment committee to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide financial and capital market expertise and may view us as a value-added resource.

As part of the monitoring process, THL Credit Advisors continually assesses the risk profile of each of our investments and will rate them based on the following categories, which we refer to as THL Credit Advisors’ investment performance rating, or IPR:

1 – Performing at or above plan.

2 – Watch / minor risk. Portfolio company operating below plan but in compliance with financial covenants and performance is expected to improve.

3 – Significant risk. Portfolio company performing materially below plan and may be in default of financial covenants. Loss of principal not expected but returns likely impaired.

4 – Potential impairment. Focus is on preservation of capital.

For any investment rated 2, 3 or 4, our manager increases its level of focus and prepares regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.13 at March 31, 2011. The following is a distribution of the investment ratings of our portfolio companies at March 31, 2011:

Grade 1	$161,602,817
Grade 2	26,043,719
Grade 3	—
Grade 4	—

Total investments	$187,646,536

Competition

Our primary competitors to provide financing to middle market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 100 Federal Street, 31st Floor, Boston, MA 02110. THL Credit Advisors furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor THL Credit Advisors are currently subject to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies or prospective investments.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 9, 2011, our common stockholders voted to allow us to issue up to 20% of our outstanding common stock at a price below the Company’s then current net asset value per share common stock at a discount from our net asset value (NAV) per share for a period ending on the earlier of June 9, 2012 and the date of the Company’s 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that the Company has 20,000,000 common shares outstanding, $265,400,000 in total assets and $4,000,000 in total liabilities. The current net asset value and NAV are thus $261,400,000 and $13.07. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,000,000 shares (5% of the outstanding shares) with proceeds to the Company at $12.42 per share after offering expenses and commission, (2) an offering of 2,000,000 shares (10% of the outstanding shares) with proceeds to the Company at $11.76 per share after offering expenses and commissions and (3) an offering of 4,000,000 shares (20% of the outstanding shares) with proceeds to the Company at $10.46 per share after offering expenses and commissions.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$13.07	—	$12.38	—	$11.01	—
Net Proceeds per Share to Issuer	—	$12.42	—	$11.76	—	$10.46	—
Decrease to NAV
Total Shares Outstanding	20,000,000	21,000,000	5.00%	22,000,000	10.00%	24,000,000	20.00%
NAV per Share	$13.07	$13.04	(0.23)%	$12.95	(0.92)%	$12.64	(3.29)%
Share Dilution to Stockholder
Shares Held by Stockholder A	200,000	200,000	—	200,000	—	200,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$2,614,000	$2,608,000	(0.23)%	$2,590,000	(0.92)%	$2,528,000	(3.29)%
Total Investment by Stockholder A (Assumed to Be $13.00 per Share)	$2,600,000	$2,600,000	—	$2,600,000	—	$2,600,000	—
Total Accretion to Stockholder A (Change in Total NAV Held By Stockholder)		$8,000	—	$(10,000)	—	$(72,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$13.04	—	$12.95	—	$12.64	—
Investment per Share Held by Stockholder A (Assumed to be $13.00 per Share on Shares Held Prior to Sale)	$13.00	$13.00	—	$13.00	—	$13.00	—
Accretion per Share Held by Stockholder A	—	$0.04	—	$(0.05)	—	$(0.36)	—
Percentage Accretion per Share Held by Stockholder A	—	—	0.31%	—	(0.38)%	—	(2.77)%

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$11.01	—	$11.01	—
Net Proceeds per Share to Issuer	—	$10.46	—	$10.46	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	20,000,000	24,000,000	20.00%	24,000,000	20.00%
NAV per Share	$13.07	$12.64	(3.29)%	$12.64	(3.29)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	200,000	220,000	10.00%	260,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$2,614,000	$2,780,800	6.38%	$3,286,400	25.72%
Total Investment by Stockholder A (Assumed to be $13.00 per Share on Shares Held Prior to Sale)	—	$2,820,200	—	$3,260,600	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(39,400)	—	$25,800	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$12.64	—	$12.64	—
Investment per Share Held by Stockholder A (Assumed to be $13.00 per Share on Shares Held Prior to Sale)	$12.00	$12.82	(1.39)%	$12.54	(3.53)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.18)	—	$0.10	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.40)%	—	0.79%

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$13.07	—	$12.38	—	$11.01	—
Net Proceeds per Share to Issuer	—	$12.42	—	$11.76	—	$10.46	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	20,000,000	21,000,000	5.00%	22,000,000	10.00%	24,000,000	20.00%
NAV per Share	$13.07	$13.04	(0.23)%	$12.95	(0.92)%	$12.64	(3.29)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	100,000	—	200,000	—	400,000	—
Percentage Outstanding Held by Investor A	0.00%	0.48%	—	0.91%	—	1.67%	—
NAV Dilution
Total NAV Held by Investor A	—	$1,304,000	—	$2,590,000	—	$5,056,000	—
Total Investment by Investor A (At Price to Public)	—	$1,307,000	—	$2,476,000	—	$4,404,000	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(3,000)	—	$114,000	—	$652,000	—
NAV Dilution per Share
NAV per Share Held by Investor A		$13.04	—	$12.95	—	$12.64	—
Investment per Share Held by Investor A	—	$13.07	—	$12.38	—	$11.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.03)	—	$0.57	—	$1.63	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.23)%	—	4.60%	—	14.80%

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of six members, five of whom are not “interested persons” of our company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director:
James K. Hunt	59	Director, Chairman of the Board, Chief Executive Officer and Chief Investment Officer	2009	2012
Independent Directors:
David K. Downes	71	Director	2009	2014
Nancy Hawthorne	59	Director	2009	2014
Keith W. Hughes	64	Lead Independent Director	2009	2012
John A. Sommers	72	Director	2009	2013
David P. Southwell	50	Director	2009	2013

The address for each director is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Sam W. Tillinghast	48	Co-President and Chief Risk Officer
W. Hunter Stropp	40	Co-President
Terrence W. Olson	44	Chief Financial Officer, Chief Operating Officer and Treasurer
Stephanie Paré Sullivan	38	General Counsel, Chief Compliance Officer and Secretary

The address for each executive officer is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Biographical information

Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board’s conclusion that the director should serve as a director of the Company, is provided in below, in “Biographical Information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. The board’s chairman, James K. Hunt, is an interested director by virtue of his serving as our Chief Executive Officer and his employment with THL Credit Advisors. In part because the Company is an externally-managed investment company, the board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of THL Credit Advisors greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the board believes that Mr. Hunt’s employment with THL Credit Advisors allows for the efficient mobilization of THL Credit Advisors’ resources at the board’s behest and on its behalf.

Keith W. Hughes has been appointed as the board’s Lead Independent Director. In this capacity, Mr. Hughes presides over executive sessions of the independent directors and serves as a liaison between management and the independent directors between board meetings.

Interested director

James K. Hunt. Mr. Hunt is also the Chief Executive Officer and Chief Investment Officer of THL Credit Advisors, the Company’s investment adviser. Since May 2007, Mr. Hunt has also been the Chief Executive Officer and Chief Investment Officer of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Hunt was most recently Managing Partner and Chief Executive Officer of Bison Capital which he co-founded in 2001. Previously, he was President of SunAmerica Corporate Finance and an Executive Vice President of SunAmerica Investments, Inc. (subsequently, AIG SunAmerica) through 2000. At SunAmerica, Mr. Hunt was responsible for high-yielding investments including private placements, acquisition financing, term loans and portfolio purchases, structured finance and corporate acquisitions. The asset portfolio managed by Mr. Hunt exceeded $8 billion, with total investments of more than $19 billion during his tenure. Investments were partially made through five CDOs (collateralized debt obligations) exceeding $3.5 billion. He was President and CEO of the Anchor Pathway Funds and SunAmerica Series Trust with assets exceeding $11 billion. For SunAmerica, Mr. Hunt was the executive responsible for the acquisition of First City Texas Leasing in 1991, Southeast Bank Leasing in 1993 and Imperial Premium Finance in 1994 and served as the senior officer managing these finance companies. Mr. Hunt joined SunAmerica in 1990 from the Davis Companies, a private equity investment firm, where he was responsible for acquisitions. Prior to that he worked at Citicorp for over 14 years, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President / Area Head for the Far West U.S. leveraged lending group. At Citicorp, Mr. Hunt also had responsibilities for various workout transactions and the Western asset based lending group. Mr. Hunt currently serves on the board of directors of Lender Processing Services, Inc. (NYSE: LPS). Mr. Hunt is a former Chairman and member of the board of directors of Financial Pacific Leasing, LLC, formerly Lead Trustee for Falcon Financial (NASDAQ: FLCN), a former member of the boards of directors of Primus Guaranty Ltd, LLC. (NYSE: PRS), CLS Worldwide Services, LLC, GTS Holdings, Inc., Helinet Aviation Services, LLC, Metagenics, Inc., Fidelity National Information Services Inc. (NYSE: FIS) and Mobile Storage Group. Mr. Hunt earned his BBA in economics from the University of Texas at El Paso and an MBA in finance and accounting from the University of Pennsylvania’s Wharton School. Mr. Hunt’s experience as Chief Executive Officer, President, Chief Investment Officer and Managing Partner at various public and private investment funds, as well as his past experience serving on the boards of directors of numerous exchange-listed and private companies, are among the attributes that led to the conclusion that Mr. Hunt should serve as the Chairman of the Company’s board of directors.

Independent directors

David K. Downes. Mr. Downes is currently the Independent Chairman of GSK Domestic Employee Benefit Trust (since 2006), the Chief Executive Officer and board member of Community Capital Management, an investment management company (since 2004), and the President of The Community Reinvestment Act Qualified Investment Fund, an investment management company; since 2004. From 1993 to 2003, Mr. Downes was Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc., a subsidiary of Lincoln National Corporation, and Delaware Investments U.S., Inc., an investment management subsidiary of Lincoln National Corporation, President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds, President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC and Chairman and Chief Executive Officer of Retirement Financial Services, Inc., a registered transfer agent and investment adviser and a subsidiary of Delaware Investments U.S., Inc. From 1995 to 2003, Mr. Downes was President and Chief Executive Officer of Delaware Service Company, Inc. and from 1985 to 1992 held the roles of Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation, an investment subsidiary of Equitable Life Assurance Society. Mr. Downes was Corporate Controller of Merrill Lynch & Co., Inc. from 1977 to 1985. Prior to that, he held positions with Colonial Penn Group, Inc., and Price Waterhouse & Company. Mr. Downes was in the United States Marine Corps from 1957 to 1959. He currently serves as a director of Internet Capital Group, an information technology company (since October 2003); and oversees 64 portfolios as a trustee of various funds in the OppenheimerFunds complex. Mr. Downes has a BS from Pennsylvania State University. Mr. Downes’ experience as the Chief Executive Officer and a board member of an investment management business, as well as his prior experience as Chief Operating Officer and Chief Financial Officer of an investment management business, are among the attributes that led to the conclusion that Mr. Downes should serve on the Company’s board of directors.

Nancy Hawthorne. Since August 2001, Ms. Hawthorne has served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm. Prior to that, from 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne also serves as the lead independent director for Avid Technologies, where she served as interim Chief Executive Officer from August 2007 through December 2007, is a director of the Metropolitan Series Fund, Inc., a family of mutual funds established by the Metropolitan Life Insurance Company, and is on the Investment Committee at Wellesley College. Ms. Hawthorne has a BA from Wellesley College and an MBA from Harvard Business School. Ms. Hawthorne’s experience as Chair and Chief Executive Officer of a financial advisory and investment firm, as well as her service as lead independent director of an operating company and director of a mutual fund are among the attributes that led to the conclusion that Ms. Hawthorne should serve on the Company’s board of directors.

Keith W. Hughes. Mr. Hughes has been a management consultant to domestic and international financial institutions since April 2001. He previously served as Vice Chairman of Citigroup Inc., a commercial banking firm, in New York City from November 2000 to April 2001. Additionally, his experience includes Chairman and Chief Executive Officer of Associates First Capital Corporation, a consumer and commercial finance firm, in Dallas from February 1995 through November 2000. He is a director of Fidelity National Information Services, Inc., a financial industry technology and services provider, and DriveTime, a leading used car dealer in the United States providing high quality transportation and financing to its customers. Mr. Hughes holds BS and MBA degrees from Miami University in Ohio. Mr. Hughes’ experience as Vice Chairman of a commercial banking firm and Chairman and Chief Executive Officer of a consumer and commercial finance firm, as well as his experience as a management consultant, are among the attributes that led to the conclusion that Mr. Hughes should serve on the Company’s board of directors.

John A. Sommers. Mr. Sommers is a Managing Principal of Income Research & Management, or IR&M, which he co-founded in 1987. IR&M is an investment grade fixed-income advisory firm for institutional and private clients, with $22 billion of assets under management. Prior to IR&M, he was Director of Fixed Income at the Putnam Companies, or Putnam (now Putnam Investments), an investment advisory firm, where he was responsible for over $20 billion in fixed income assets. Mr. Sommers joined Putnam in 1976 and actively managed fixed income portfolios until 1985, when he was named President and Chief Executive Officer of Putnam Advisory Company, LLC, an investment advisory firm. Prior to his work at Putnam, Mr. Sommers was a Partner and Director of Fixed Income Sales and Trading at Loeb, Rhoades & Co., an investment banking and securities firm, and a Director at F.S. Smithers & Co., an investment banking firm, and an officer in the National Bank Division of the Irving Trust Company. Mr. Sommers has a BA from Bucknell University and an MBA from NYU. Mr. Sommers’ experience as a Co-founder and Managing Principal of an independent investment management firm, as well as his portfolio management experience with an asset management firm, are among the attributes that led to the conclusion that Mr. Sommers should serve on the Company’s board of directors.

David P. Southwell. Mr. Southwell is currently an Executive Vice President and the Chief Financial Officer of Human Genome Sciences, Inc. Mr. Southwell served as Executive Vice President and Chief Financial Officer of Sepracor Inc., a pharmaceutical company, from October 1995 to May 2008, and served as its Senior Vice President and Chief Financial Officer from July 1994 to October 1995. From August 1984 to July 1986 and from September 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers, a financial-services firm, in various positions within the investment banking division, including in the position of Vice President. Mr. Southwell is also a director of PTC Therapeutics, Inc., a biopharmaceutical company, a director of Panel Intelligence LLC, a market research firm, a former director of Human Genome Sciences, Inc., a pharmaceutical company, and serves on the Board of Overseers of the Tuck School of Business at Dartmouth College. Mr. Southwell has a BA from Rice University and an MBA from the Tuck School of Business at Dartmouth College. Mr. Southwell’s experience as an officer of several public operating companies, as well as his experience with a financial services firm, are among the attributes that led to the conclusion that Mr. Southwell should serve on the Company’s board of directors.

Executive officers who are not directors

Sam W. Tillinghast. Mr. Tillinghast is also the Co-President and Chief Risk Officer of THL Credit Advisors, the Company’s investment adviser, and Co-President of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Tillinghast was formerly the head of the Private Placement Group for AIG. Mr. Tillinghast joined AIG with the acquisition of SunAmerica Inc. in January 1999, and successfully integrated the private debt investment groups of SunAmerica, AIG and American General (acquired by AIG in 2001). Mr. Tillinghast was responsible for the initiative to build a mezzanine and high-yield private placement team. By 2006, Mr. Tillinghast was responsible for a $28 billion private debt portfolio. While at SunAmerica, where he joined in 1988, Mr. Tillinghast was Executive Vice President of SunAmerica Corporate Finance and his investment experience included corporate bonds, securitizations, leveraged loans, CDOs, portfolio acquisitions, and equipment leasing. He is a board observer at Food Processing Holdings, LLC, and Charming Charlie, Inc., and a former member of the board of directors of Falcon Financial, LLC. Mr. Tillinghast received his BS in finance at the University of South Alabama and his MBA from the University of Texas at Austin.

W. Hunter Stropp. Mr. Stropp is also the Co-President of THL Credit Advisors, the Company’s investment adviser, and the Co-President of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Stropp served as a Vice President and Investment Manager in the Private Equity Group of GE Asset Management Inc. from 2000 to 2007. Mr. Stropp previously served in various investment and business development positions at Koch Industries, Inc. Mr. Stropp serves on the board of JDC Healthcare Management, LLC, is a board observer at SiVance, LLC and OEM Group, Inc., and has served on the boards of directors of Octane Fitness LLC, HB&G Building Products, Inc., Homegrown Natural Foods, Inc. and Coast Crane Company, Inc. Mr. Stropp began his career as a consultant at Arthur Anderson LLP. Mr. Stropp holds BA’s in economics and political science from the University of Texas at Austin and an MBA from Texas A&M University.

Terrence W. Olson. Mr. Olson is also the Chief Operating Officer and Chief Financial Officer of THL Credit Advisors, the Company’s investment adviser, and the Chief Operating Officer and Chief Financial Officer of THL Credit Group, L.P., an investment adviser affiliated with the Company. Prior to February 2008, Mr. Olson spent ten years at Highland Capital Partners, or Highland, a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. Mr. Olson holds a BS in accounting from Boston College.

Stephanie Paré Sullivan. Ms. Sullivan is also a Managing Director and the General Counsel and Chief Compliance Officer of THL Credit Advisors, the Company’s investment adviser. Previously, Ms. Sullivan was a partner in the law firm of Goodwin Procter LLP, where she worked from 1998 to 2010, primarily focusing on mergers and acquisitions, private equity transactions and the representation of early- and later-stage growth companies. She was also active in the firm’s mentoring and pro bono initiatives. Ms. Sullivan received her BA from Williams College and her JD from New York University School of Law.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and CEO

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Five of the six current directors of the Company are independent directors;

•	All of the members of the Audit Committee and Governance Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Hunt and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Hunt;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	The Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Keith W. Hughes currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Has the authority to call meetings of the independent directors;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of THL Credit Advisors or other service providers (depending on the nature of the risk) subject to the supervision of THL Credit Advisors. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by THL Credit Advisors and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for THL Credit Advisors, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the board regarding compliance matters for the Company and THL Credit Advisors. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our board of directors currently has two committees: an audit committee and a governance committee.

Audit Committee

The Audit Committee is presently composed of four persons, David K. Downes (Chairperson), Nancy Hawthorne, John A. Sommers and David P. Southwell, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met three times during the 2010 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.thlcredit.com.

Governance Committee

The Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Governance Committee consists of David P. Southwell (Chairperson), Nancy Hawthorne and Keith W. Hughes, each of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Governance Committee met one time during the 2010 fiscal year.

The Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance Committee reviews the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board. The Governance Committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the directors bring to the Company. The Governance Committee does not currently consider stockholder nominees for the office of director.

One of the goals of the Governance Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance Committee or the Board decides not to re-nominate a member for re-election, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

A charter of the Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://investor.thlcredit.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. The Company’s Code of Ethics and Business Conduct is also available on our website at http://investor.thlcredit.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://investor.thlcredit.com as well as file a Form 8-K with the SEC.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Director
James K. Hunt(3)	—	—
Independent Directors
David K. Downes	$82,500	$82,500
Nancy Hawthorne	$77,625	$77,625
Keith W. Hughes	$75,750	$75,750
John A. Sommers	$73,125	$73,125
David P. Southwell	$80,625	$80,625

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an employee director, Mr. Hunt does not receive any compensation for his service as a director.

As compensation for serving on our board of directors, we pay each independent director an annual fee of $35,000. We also pay our independent directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we pay the Lead Independent Director an annual fee of $10,000, the Chairperson of the audit committee an annual fee of $25,000, each chairperson of any other committee an annual fee of $10,000 and other members of the audit committee and any other standing committee an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. For the fiscal year ended December 31, 2010, each of the independent directors received an annual retainer fee of $35,000.

No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of THL Credit Advisors, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of THL Credit Advisors. Our day-to-day investment operations are managed by our investment adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by THL Credit Advisors. THL Credit Advisors’ investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See “The Advisor—Investment Management Agreement.” In addition, we reimburse THL Credit Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See “The Advisor—Administration Agreement.”

Compensation of Executive Officers

None of our officers will receive direct compensation from us. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of our chief financial officer and chief compliance officer are paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him or her to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrator.

CERTAIN RELATIONSHIPS

We entered into an investment management agreement on April 1, 2010 under which THL Credit Advisors, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us. In addition, THL Credit Advisors may in the future manage investment funds with investment objectives similar to ours. Accordingly, we may not be given the opportunity to participate in certain investments made by such investment funds. However, THL Credit Advisors intends that in such a situation it would allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client, which could include pro rata, rotational or other methods of allocation. See “Risks—Risks relating to our business—Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.”

Investment Management Agreement

THL Credit Advisors receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee. The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee. The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. THL Credit Advisors receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, THL Credit Advisors receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, THL Credit Advisors is not paid the portion of such incentive fee that is attributable to deferred interest until we actually receive such interest in cash.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010. This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated.

The capital gains incentive fee payable to our Advisor under the investment management agreement (as described above) for the three months ended March 31, 2011 and March 31, 2010 was $0. GAAP requires that the capital gains incentive fee accrual considers the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we have accrued a capital gains incentive fee of $501,753 based upon net realized capital gains and unrealized capital depreciation for that period (in accordance with the terms of the investment management agreement), plus unrealized capital appreciation on investments held at the end of the quarter. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Approximately $350,000 of the accrued potential capital gains incentive fee for the three months ended March 31, 2011 was related to unrealized appreciation on investments in prior periods. Such amounts were not material to current or to prior periods’ consolidated financial statements. There was no such potential capital gains incentive fee accrued for the three month period ended March 31, 2010.

For the three months ended March 31, 2011, the Company incurred base management fees payable to the Advisor of $991,460. For the three months ended March 31, 2010, the Company incurred no base management fees. For the three months ended March 31, 2011 and March 31, 2010, the Company incurred no incentive fees related to ordinary income as the Company had not yet achieved the hurdle rate, or minimum income level described above.

Administration Agreement

We have also entered into an administration agreement with THL Credit Advisors under which THL Credit Advisors will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, THL Credit Advisors assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse THL Credit Advisors for its allocable portion of the costs and expenses incurred by THL Credit Advisors for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by THL Credit Advisors relating to any administrative or operating services provided to us by THL Credit Advisors. Such costs are reflected as Administrator Expenses in the accompanying Consolidated Statement of Operations. Under the administration agreement, THL Credit Advisors provides, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that THL Credit Advisors outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to THL Credit Advisors

For the three months ended March 31, 2011, the Company incurred administrator expenses payable to the Advisor of $568,065.

License Agreement

We and THL Credit Advisors have also entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we will not be charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or THL Credit Advisors at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and THL Credit Advisors must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and THL Credit Advisors have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Due to Affiliates

The Advisor and an affiliate of the Advisor paid certain offering, organization and other general and administrative expenses on our behalf. Such amounts, if any, have been recorded in the Consolidated Statements of Assets and Liabilities as Due to affiliates as of March 31, 2011 and December 31, 2010. These amounts have been subsequently repaid to the Advisor and its affiliate.

Affiliated Stockholders

THL Credit Opportunities, L.P. and BDC Holdings own 6,974 and 10,876,220 shares, respectively, or 0.03% and 53.79%, respectively, of our common stock as of March 31, 2011. See also, “Control Persons and Principal Stockholders.”

Managed Fund

On January 14, 2011, THL Credit Greenway Fund LLC (“Greenway”) was formed as a Delaware limited liability company. Greenway is a portfolio company of THL Credit, Inc. Greenway is a closed investment fund and operates under a limited liability agreement dated January 19, 2011 (the “Agreement”). Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement.

Greenway has $150,000,000 of capital committed by affiliates of a single institutional investor, and is managed by THL Credit, Inc. The Company’s capital commitment to Greenway is $15,000. As of March 31, 2011, $15,719,177 of capital had been called by Greenway. The Company’s portion of called capital, $1,572, is reflected in the Consolidated Schedule of Investments. As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees, which are included in other income in the Consolidated Statements of Operations.

Other

A wholly-owned subsidiary of the Company, THL Corporate Finance, Inc., serves as the administrative agent on certain investment transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 21, 2011, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 20,220,197 shares of common stock outstanding as of June 21, 2011.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Other:
THL Credit Partners BDC Holdings, L.P.(1)(8) 100 Federal Street, 31st Floor Boston, MA 02110	8,972,720	44.38%
THL Credit Opportunities, L.P.(2)(8) 100 Federal Street, 31st Floor Boston, MA 02110	6,974	*
Robeco Investment Management, Inc.(4)(7) 909 Third Ave. New York, NY 10022	1,873,668	9.27%
Wellington Management Company, LLP(4)(6) 280 Congress Street Boston, MA 02210	1,574,946	7.78%
Leon G. Cooperman(4)(5) 2700 No. Military Trail, Suite 230 Boca Raton, FL 33431	1,183,200	5.85%
Interested Director:
James K. Hunt(1)(2)(8)	9,021,519	44.62%
Independent Directors:
David K. Downes	8,300	*
Nancy Hawthorne(9)	7,500	*
Keith W. Hughes	15,300	*
John A. Sommers(3)(8)	15,462	*
David P. Southwell	38,500	*
Executive Officers:
Sam W. Tillinghast(1)(2)(8)	8,988,932	44.46%
W. Hunter Stropp(1)(2)(8)	8,981,591	44.42%
Terrence W. Olson(8)	2,963	*
Stephanie Paré Sullivan(8)	2,860	*
All officers and directors as a group (10 persons)	9,123,539	45.12%

*	Represents less than 1%.
(1)	THL Credit Partners BDC Holdings GP, LLC in its capacity as general partner of THL Credit Partners BDC Holdings, L.P., does not have the power to dispose of the shares of common stock of THL Credit, Inc. owned by THL Credit Partners BDC Holdings, L.P., or to vote or direct the voting of such shares, which must be voted in the same manner as other stockholders of THL Credit, Inc. vote their shares. The sole member of THL Credit Partners BDC Holdings GP, LLC is THL Credit Partners GP, L.P. The general partner of THL Credit Partners GP, L.P. is THL Credit Group GP, LLC, which in turn is controlled by certain members of management of THL Credit and by THLP Debt Partners, L.P. The general partner of THLP Debt Partners, L.P. is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. Each of Messrs. Hunt, Tillinghast and Stropp are members of and own an interest in THL Credit Group GP, LLC. Each of Messrs. Hunt, Tillinghast and Stropp may be deemed to have an indirect pecuniary interest in 8,972,720 shares held by THL Credit Partners BDC Holdings, L.P. through their respective interest in THL Credit Partners BDC Holdings, L.P. Each of Messrs. Hunt, Tillinghast and Stropp disclaim beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(2)	THL Credit Partners GP, L.P., in its capacity as general partner of THL Credit Opportunities, L.P., has the power to vote (or direct the vote) and to dispose of the shares of common stock of THL Credit, Inc. held by THL Credit Opportunities, L.P. The general partner of THL Credit Partners GP, L.P. is THL Credit Group GP, LLC, which in turn is controlled by certain members of management of THL Credit and by THLP Debt Partners, L.P. The general partner of THLP Debt Partners, L.P. is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. Each of Messrs. Hunt, Tillinghast and Stropp are members of and own an interest in THL Credit Group GP, LLC. Each of Messrs. Hunt, Tillinghast and Stropp may be deemed to have an indirect pecuniary interest in 6,974 shares through their respective interest in THL Credit Opportunities, L.P. Each of Messrs. Hunt, Tillinghast and Stropp disclaim beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(3)	10,389 shares are held in the John A. Sommers Revocable Trust for which Mr. Sommers is the trustee and has sole voting and dispositive power. 5,073 shares are held in the John Sommers IRA FBA John Sommers for which Mr. Sommers has sole voting and dispositive power.
(4)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(5)	Based on information included in the Schedule 13G/A filed by Leon G. Cooperman on February 4, 2011, Mr. Cooperman beneficially owns 1,183,200 shares of the Company’s common stock, has sole voting and dispositive power over 462,200 shares of the Company’s common stock and has shared voting and dispositive power over 717,000 shares of the Company’s common stock. Mr. Cooperman is the Managing Member of Omega Associates, L.L.C. (“Associates”), a Delaware limited liability company. Associates is the general partner of the Delaware limited partnerships known as Omega Capital Partners, L.P. (“Capital LP”), Omega Equity Investors, L.P. (“Equity LP”), and Omega Capital Investors, L.P. (“Investors LP”). Mr. Cooperman is the President, CEO, and majority stockholder of Omega Advisors, Inc. (“Omega Advisors”), a Delaware corporation and Mr. Cooperman is deemed to control Omega Advisors. Omega Advisors serves as the investment manager to Omega Overseas Partners, Ltd. (“Overseas”), a Cayman Island exempted company. Mr. Cooperman has investment discretion over portfolio investments of Overseas and is deemed to control such investments. Omega Advisors serves as a discretionary investment adviser to a limited number of institutional clients (the “Managed Accounts”). Mr. Cooperman’s ownership consists of 27,000 shares owned by Capital LP; 360,800 shares owned by Equity LP; 6,200 shares owned by Investors LP; 22,200 shares owned by Overseas; 713,400 shares owned by the Managed Accounts; and 50,000 shares owned by the Foundation.
(6)	Based on information included in the Schedule 13G filed by Wellington Management on February 14, 2011, Wellington Management beneficially owns 1,574,946 shares of the Company’s common stock and has shared voting and dispositive power over 1,574,946 shares. Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own 1,574,946 shares which are held of record by clients of Wellington Management.

(7)	Based on information included in the Schedule 13G/A filed by Robeco Investment Management on February 14, 2011, Robeco Investment Management beneficially owns and has dispositive power over 1,873,688 shares of the Company’s common stock and has sole voting power over 839,618 shares. Robeco Investment Management holds shares of the Company’s common stock for the discretionary account of certain clients.
(8)	Includes shares purchased through the Company’s dividend reinvestment plan.
(9)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.

The following table sets forth, as of June 21, 2011, the dollar range of our equity securities that is beneficially owned by each of our directors and portfolio management employees. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
James K. Hunt	Over $ 100,000
Independent Directors:
David K. Downes	Over $ 100,000
Nancy Hawthorne	Over $ 100,000
Keith W. Hughes	Over $ 100,000
John A. Sommers	Over $ 100,000
David P. Southwell	Over $ 100,000
Portfolio Management
Sam W. Tillinghast	Over $100,000
W. Hunter Stropp	$10,001—$50,000
Christopher J. Flynn	$10,001—$50,000
Kunal M. Soni	$10,001—$50,000
Scott V. Turco	None
Howard Wu	None
Walter Chung	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.91 on June 21, 2011 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000

THE ADVISOR

THL Credit Advisors will serve as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, Boston, Massachusetts 02110.

Portfolio managers

The members of THL Credit Advisors’ investment committee are our portfolio managers. The investment committee currently consists of James K. Hunt, Sam W. Tillinghast, W. Hunter Stropp, Christopher J. Flynn and Kunal M. Soni. Biographical information with respect to Messrs. Hunt, Tillinghast and Stropp is set forth under “Management of the Company—Biographical information.”

Christopher J. Flynn, 38, Managing Director of THL Credit Advisors. Mr. Flynn is also a Managing Director of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Flynn was previously a Vice President at AIG in the Leveraged Capital Group, where he was responsible for originating and underwriting mezzanine investments. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund with offices in Illinois and Connecticut. Mr. Flynn was a Senior Financial Analyst at Black Diamond where he was responsible for underwriting new debt investment opportunities as well as monitoring a portfolio of leveraged loans. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a financial analyst and at Bank One as a commercial banker. Mr. Flynn earned his MBA with a concentration in finance and strategy from Northwestern University’s Kellogg Graduate School of Business and his BA in Finance from DePaul University.

Kunal M. Soni, 34, Managing Director of THL Credit Advisors. Mr. Soni is also a Managing Director of THL Credit Group, L.P. an investment advisory firm affiliated with the Company. Previously, Mr. Soni was a Principal at Bison Capital, a non-control private equity fund based in Los Angeles, California from 2005 to 2007. Prior to Bison Capital, Mr. Soni was in the Los Angeles office of J.P. Morgan’s Investment Banking Division from 2003 to 2005 where his responsibilities included originating, analyzing and executing a broad range of financing and merger and acquisition transactions. Prior to J.P. Morgan, he worked in the Transaction Services and Audit practices for KPMG LLP from 1999 to 2003. Mr. Soni’s responsibilities in the Transaction Services practice included conducting financial and strategic due diligence for institutional investors, private equity firms and strategic buyers in connection with merger and acquisition transactions. Mr. Soni began his career in the audit practice of KPMG LLP. Mr. Soni earned a BA from Emory University.

The compensation of the members of the Investment Committee paid by THL Credit Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to THL Credit Advisors determined on the same basis as the annual bonus. In addition, the investment committee members have equity interests in THL Credit Advisors and may receive distributions of profits in respect of those interests. THL Credit Advisors has employment agreements with the members of the Investment Committee, which contain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist THL Credit Advisors in retaining their services.

Our investment team also includes Scott V. Turco, Howard Wu and Walter Chung, who focus on the origination and transaction analysis and diligence and ongoing monitoring of our investments:

Scott V. Turco, 33, Director of THL Credit Advisors. Mr. Turco is also a Director at THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Previously, Mr. Turco worked at Plainfield Asset Management, LLC, a multi-strategy hedge fund and BDC, in 2007, where he was responsible for originating, structuring, and evaluating investments throughout the capital structure of middle market companies. Prior to Plainfield, Mr. Turco worked at Gabelli & Company, Inc., an investment advisory firm and broker-dealer, from 2002 to 2005, where he was responsible for originating, researching and advising hedge fund and mutual fund clients on equity and preferred equity investments in public, and to a lesser extent, private companies. Earlier in his career, Mr. Turco worked at Bear, Stearns & Co. Inc., from 2001 to 2002, in the Institutional Equity Group. Mr. Turco earned an A.B. from Harvard College and an M.B.A. from the Tuck School of Business at Dartmouth College.

Howard Wu, 32, Vice President of THL Credit Advisors. Mr. Wu is also a Vice President at THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Previously, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc., an internet services company, from 2005 to 2007, where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles from 2002 to 2005. Mr. Wu holds a B.A. in Economics from the University of California, Berkeley.

Walter Chung, 30, Vice President of THL Credit Advisors. Mr. Chung is also a Vice President at THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Previously, Mr. Chung worked in the Corporate Finance department at Libra Securities, an investment bank, from 2006 to 2009 where he executed private placements and mergers & acquisitions. Prior to Libra Securities, he worked in the Corporate Finance department at FTI Consulting, Inc., a business advisory firm, from 2005 to 2006 and in the Assurance & Advisory practice at Ernst & Young, LLP, an accounting firm, from 2003 to 2005. Mr. Chung holds a B.A. in Business Economics and a minor in Accounting from the University of California, Los Angeles.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Name of Portfolio Manager
James K. Hunt	Over $100,000
Sam W. Tillinghast	Over $100,000
W. Hunter Stropp	$10,001—$50,000
Christopher J. Flynn	$10,001—$50,000
Kunal M. Soni	$10,001—$50,000
Scott V. Turco	None
Howard Wu	None
Walter Chung	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.91 on June 21, 2011 on The NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Investment management agreement

Under the terms of our investment management agreement, THL Credit Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

THL Credit Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay THL Credit Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee. The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Beginning with our second quarter of operations, the base management fee was calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are appropriately prorated.

Incentive Fee. The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and will be 20.0% of the amount, if any, by which our preincentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our preincentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser receives 20.0% of our preincentive fee net investment income as if a hurdle rate did not apply. For this purpose, preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first component of incentive fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2010 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2010. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment management agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.00%

•	Base management fee(2) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.40%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.475%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.90%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.125%

Preincentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (preincentive fee net investment income – 2.5%)))

= (100.0% x (preincentive fee net investment income – 2.00%)) +0%

= (100.0% x (2.125% – 2.00%))

= 100% x 0.125%

= 0.125%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%

Preincentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (preincentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20.0% × (2.725% – 2.5%))

= 0.5% + (20.0% × 0.225%)

= 0.5% + 0.045%

= 0.545%

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.5% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate (1) = 2.00%

•	Base management fee (2) = 0.375%

•	Other expenses (legal, accounting, transfer agent, etc.)(3)= 0.40%

•	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%

•	20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our preincentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%.

•	20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our preincentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.5% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.20 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•

Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None

•

Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of our expenses

All investment professionals and staff of THL Credit Advisors, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by THL Credit Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

•

expenses, including travel-related expenses, incurred by THL Credit Advisors or payable to third parties in originating investments for the portfolio, performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administrator expenses payable under our administration agreement;

•	transfer agent and custody fees and expenses;

•	the allocated costs incurred by THL Credit Advisors as our Administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We reimburse THL Credit Advisors for costs and expenses incurred by THL Credit Advisors for office space rental, office equipment and utilities allocable to the performance by THL Credit Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred by THL Credit Advisors relating to any non-investment advisory, administrative or operating services provided by THL Credit Advisors to us or in the form of managerial assistance to portfolio companies that request it.

Routinely, THL Credit Advisors pays amounts owed by us to third party providers of goods or services. We subsequently reimburse THL Credit Advisors for such amounts paid on our behalf.

Limitation of liability and indemnification

The investment management agreement provides that THL Credit Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of THL Credit Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and termination

The investment management agreement was approved by our board of directors on March 30, 2010. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risks—Risks relating to our business.” We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.”

Administration agreement

We have entered into an administration agreement with THL Credit Advisors (“the Administrator”), which we refer to as the “administration agreement,” under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Routinely, the Administrator pays amounts owed by us to third-party providers of goods or services. We subsequently reimburse the Administrator for such amounts paid on our behalf.

Additionally, at our request, the Administrator provides on our behalf significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

License agreement

We and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risks—A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by the Company conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, the Company determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures,” that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented in interim and annual periods beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Company adopted ASU No. 2010-06 beginning January 1, 2010. The adoption of this standard did not have a material effect on the Company’s financial position and results of operations as of and for the period ended December 31, 2010.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors. For the year ended December 31, 2010, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

Our investments are generally structured as debt and equity investments in the form of subordinated debt, senior secured loans, member interests and equity investments. The purchase price, excluding upfront fees and transaction costs, is typically the best estimate of fair value at time of purchase. When evidence supports a subsequent change to the carrying value from the original purchase price, adjustments are made to reflect the expected exit values. Ongoing reviews by the Advisor and our independent valuation firm are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price. The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities, which if applicable should be disclosed. As the Company’s fair value methodologies are consistent with the amended accounting principles, the adoption did not have a material effect on the consolidated financial statements. The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is not determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for Investment Companies as of the reporting entity’s measurement date. The adoption of this guidance did not have a material effect on the consolidated financial statements. The guidance also requires certain additional disclosures, which if applicable, must be disclosed.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 20,220,197 shares were outstanding as of June 21, 2011, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of June 21, 2011. Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “TCRD.” The table below sets forth our capital stock as of June 21, 2011.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	20,220,197
Preferred Stock, $0.001 par value per share	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote;

•	directors may be removed with or without cause by approval of at least 66 2/3% of the “continuing” directors (as such term is defined in our certificate of incorporation); and

•

subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to adopt, amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors. Stockholders do not have the right to adopt, amend or repeal any of the provisions of our bylaws.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director. A director may be removed with or without cause by approval of at least 66 2/3% of the continuing directors.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

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if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and [    ], a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

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the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

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under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

The Trustee under the Indenture

                     will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. On June 9, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 9, 2012 and the date of the Company’s 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to THL Credit Advisors. The Proxy Voting Policies and Procedures of THL Credit Advisors are set forth below. The guidelines are reviewed periodically by THL Credit Advisors and our independent directors, and, accordingly, are subject to change.

Introduction

THL Credit Advisors is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, THL Credit Advisors has fiduciary duties to us. As part of this duty, THL Credit Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. THL Credit Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

THL Credit Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and THL Credit Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

THL Credit Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If THL Credit Advisors has determined that management is generally socially responsible, THL Credit Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. THL Credit Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. THL Credit Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, THL Credit Advisors believes stability and continuity promote profitability. THL Credit Advisors’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, THL Credit Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, THL Credit Advisors’ employees shall vote the proxy in accordance with THL Credit Advisors’ proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

Code of ethics

We and THL Credit Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our joint code of ethics and business conduct are available, free of charge, on our website at www.thlcredit.com. We are not including the information contained on our website as a part of, or incorporating it by reference into, this Annual Report on Form 10-K. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics that are required to be publicly disclosed pursuant to rules of the Securities and Exchange Commission and the NASDAQ Global Select Market by filing such amendment or waiver with the Securities and Exchange Commission and by posting it on our website. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0300. In addition, the code of ethics is available on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Small Business Administration Regulations

On April 8, 2011, we received a “Greenlight” letter that will allow us to file an application to license a SBIC with the Investment Division of the SBA. The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to ours and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that we will be granted an SBIC license in a timely manner or at all.

The SBIC will be licensed under Section 301(c) of the Small Business Investment Act of 1958. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital.

As of March 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. There is no assurance that our SBIC subsidiary, when formed, will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBICs are periodically examined and audited by the SBA’s staff to determine compliance with SBIC regulations. If a SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit a SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit a SBIC from making new investments. In addition, an SBIC may also be limited in its ability to make distributions to us if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because the SBIC is our wholly owned subsidiary.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary, when formed, may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary, when formed, will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary, when formed, will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and THL Credit Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and THL Credit Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is (http://www.sec.gov).

Our internet address is www.thlcredit.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, THL Credit Advisors is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. THL Credit Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While THL Credit Advisors generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, THL Credit Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if THL Credit Advisors determines in good faith that such commission is reasonable in relation to the services provided. For the year ended December 31, 2010, we paid $0 in brokerage commissions.

TAX MATTERS

The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or our common stock that will hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

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A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

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A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our preferred stock or common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•	obtain and maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in our wholly-owned SBIC subsidiary even if such subsidiary is prevented under SBA rules from making distributions to us attributable to such income.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a

“qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we obtain and maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and provided certain holding period and other requirements are met, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 15% (through 2012, unless extended by legislation). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates (through 2012, unless extended by legislation), regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our net capital gain but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its preferred stock or common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the preferred stock or common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding is required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that any of our distributions would be designated as eligible for this exemption. In addition, no assurance can be provided that this exception will be extended for taxable years beginning on or after January 1, 2012.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of Non-U.S. stockholders and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that prior to January 1, 2013, would be eligible for the current 15% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us to the IRS. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. We received such stockholder approval at our annual meeting of stockholders on June 9, 2011. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN

State Street Bank & Trust Company provides administrative and accounting services under a sub-administration agreement. State Street provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TRANSFER AGENT

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is our independent registered public accounting firm. The address of PricewaterhouseCoopers LLP is 125 High Street, Boston, Massachusetts 02110.

The financial statements at December 31, 2010 and December 31, 2009 and for the period from January 1, 2010 through December 31, 2010 and the period from May 26, 2009 (inception) through December 31, 2009 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov.

Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington,  D.C. 20549-0102.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

INDEX TO FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2

Consolidated Statements of Assets & Liabilities as of December 31, 2010 and December 31, 2009	F-3

Consolidated Statements of Operations for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-4

Consolidated Statements of Changes in Net Assets (Net Deficit) for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-5

Consolidated Statements of Cash Flows for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-6

Consolidated Schedule of Investments as of December 31, 2010	F-7

Notes to Consolidated Financial Statements	F-9

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Consolidated Statements of Assets & Liabilities as of March 31, 2011 and December 31, 2010	F-22

Consolidated Statements of Operations for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-23

Consolidated Statements of Changes in Net Assets (Net Deficit) for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-24

Consolidated Statements of Cash Flows for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-25

Consolidated Schedule of Investments as of March 31, 2011	F-26

Notes to Consolidated Financial Statements	F-30

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

THL Credit, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedule of investments at December 31, 2010, and the related consolidated statements of operations, changes in net assets (net deficit), of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of THL Credit, Inc. (the “Company”) at December 31, 2010 and 2009, and the results of its operations, the changes in its net assets (net deficit), and its cash flows for the period from May 26, 2009 (inception) through December 31, 2009 and the year ended December 31, 2010 and the financial highlights for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the issuers or brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

March 11, 2011

THL Credit, Inc.

Consolidated Statements of Assets and Liabilities

	December 31, 2010	December 31, 2009
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $151,768,790 and $0, respectively)	$153,529,179	$—

Total investments at fair value (cost of $151,768,790 and $0, respectively)	153,529,179	—
Cash and cash equivalents	110,140,711	100,500
Interest receivable	632,368	—
Prepaid expenses and other assets	86,917	—
Deferred offering costs	—	369,767

Total assets	$264,389,175	$470,267

Liabilities:
Dividends payable	$2,987,416	$—
Base management fees payable	979,316	—
Accrued administrator expenses	166,250	—
Accrued expenses	226,174	370,000
Due to affiliate	14,250	171,360

Total liabilities	4,373,406	541,360

Net Assets:
Preferred stock, par value $.001 per share, 100,000,000 preferred shares authorized, no preferred shares issued and outstanding	—	—
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 19,916,107 and 6,700 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	19,916	7
Paid-in capital in excess of par	258,310,016	100,493
Net unrealized appreciation on investments	1,760,389	—
Accumulated undistributed net investment loss	(74,552)	(171,593)

Total net assets (net deficit)	260,015,769	(71,093)

Total liabilities and net assets	$264,389,175	$470,267

Net asset (net deficit) value per share	$13.06	$(10.61)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Operations

	For the year ended December 31, 2010	For the period from May 26, 2009 (inception) through December 31, 2009
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$12,260,072	$—
Other income	65,360	—

Total investment income	12,325,432	—
Expenses:
Base management fees	2,696,647	—
Administrator expenses	1,715,694	—
Professional fees	649,249	—
Insurance expenses	532,244	—
Directors’ fees	389,625	—
Other general and administrative expenses	291,132	—
Organizational expenses	20,000	171,593

Total expenses	6,294,591	171,593

Net investment income (loss)	6,030,841	(171,593)
Net change in unrealized appreciation on investments	1,760,389	—

Net increase (decrease) in net assets resulting from operations	$7,791,230	$(171,593)

Net investment income (loss) per common share:
Basic and diluted	$0.31	$(25.61)
Net increase (decrease) in net assets resulting from operations per common share:
Basic and diluted	$0.39	$(25.61)
Weighted average shares of common stock outstanding:
Basic and diluted	19,762,756	6,700

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Changes in Net Assets (Net Deficit)

	For the year ended December 31, 2010	For the period from May 26, 2009 (inception) through December 31, 2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,030,841	$(171,593)
Net change in unrealized appreciation on investments	1,760,389	—

Net increase (decrease) in net assets resulting from operations	7,791,230	(171,593)
Distributions to stockholders	(5,960,636)	—
Capital share transactions:
Issuance of common stock	265,488,445	100,500
Less offering costs	(8,804,862)	—
Reinvestment of dividends	1,572,685	—

Net increase in net assets from capital share transactions	258,256,268	100,500

Total increase (decrease) in net assets	260,086,862	(71,093)
Net assets (deficit) at beginning of period	(71,093)	—

Net assets (deficit) at end of period	$260,015,769	$(71,093)

Common shares outstanding at end of period	19,916,107	6,700

Capital share activity:
Shares sold	19,785,188	6,700
Shares issued from reinvestment of dividends	124,219	—

Net increase in capital share activity	19,909,407	6,700

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Cash Flows

	For the year ended December 31, 2010	For the period from May 26, 2009 (inception) through December 31, 2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$7,791,230	$(171,593)
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used for) provided by operating activities:
Net change in unrealized appreciation on investments	(1,760,389)	—
Purchases of investments	(96,332,993)	—
Proceeds from sale of investments	7,218,750	—
Proceeds from paydown of investments	1,547,575	—
Increase in investments due to PIK	(935,464)	—
Accretion of discounts on investments and other fees	(368,225)	—
Income from investment in member interest	(2,200,727)	—
Distribution from investment in member interest	1,409,743	—
Increase in interest receivable	(632,368)	—
Increase in prepaid expenses and other assets	(86,917)	—
(Decrease) increase in accrued expenses	(143,826)	370,000
Increase in base management fees payable	979,316	—
Increase in accrued administrator expenses	166,250	—
(Decrease) increase in due to affiliate	(157,110)	171,360

Net cash (used for) provided by operating activities	(83,505,155)	369,767

Cash flows from financing activities
Issuance of shares of common stock	203,380,996	100,500
Offering costs paid	(8,804,862)	—
Distributions paid (net of stock issued under dividend reinvestment plan of $1,572,685)	(1,400,535)	—
Decrease (increase) in deferred offering costs	369,767	(369,767)

Net cash provided by (used for) financing activities	193,545,366	(269,267)

Net increase in cash and cash equivalents	110,040,211	100,500
Cash and cash equivalents, beginning of period	100,500	—

Cash and cash equivalents, end of period	$110,140,711	$100,500

Non-Cash Financing Activity:

Issuance of 4,140,496 shares of common stock to THL Credit Partners BDC Holdings, L.P. for the purchase of investments valued at $62,107,449 from THL Credit Opportunities, L.P.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Schedule of Investments

December 31, 2010

Portfolio company/Type of Investment(1)	Industry	Principal(2) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—59.05% of net asset value
Anytime Worldwide, LLC		$12,900,000	$12,396,146	$12,737,500
Senior Secured Note, 16.0%, due 12/11/14		157,257.10	564,140	1,008,500
Class A Units(3) Warrant for Class B	Recreation & leisure services
			—	—

			12,960,286	13,746,000

C&K Market, Inc.		$13,042,611	12,446,852	12,446,852
Senior Subordinated Note, 14.0% cash, 2.0% PIK, due 11/3/15 Warrant for Class B	Retail, grocery & pharmaceuticals
			349,000	349,000

			12,795,852	12,795,852

Country Pure Foods, Inc.
Subordinated Term Loan, 12.5% cash, 2.5% PIK, due 2/13/16(4)	Food & beverage	$13,835,938	13,573,749	13,573,749

			13,573,749	13,573,749
Food Processing Holdings, LLC
Senior Subordinated Note, 13.5% cash, 2.0% PIK, due 8/10/15(4)(14)		$12,215,105	11,694,590	11,694,590
Class A Units(5) Class B Units(5)	Food processing services	162.44	163,268	163,268
		406.09	408,161	408,161

			12,266,019	12,266,019
HEALTHCAREfirst, Inc. Senior Subordinated Note, 13.5% cash, 3.0% PIK, due 12/4/15	Business services	$13,624,174	13,244,559	13,244,559

			13,244,559	13,244,559
Intelligrated, Inc. Senior Secured Second Lien Term Loan, LIBOR + 950, due 6/21/17(8)	Industrial	$8,738,889	8,427,015	9,001,056

			8,427,015	9,001,056
JDC Healthcare Management, LLC Senior Subordinated Note, 12.0% cash, 3.5% PIK, due 6/16/14 Member interest(5)(9)	Healthcare, dental services	$10,559,989	10,019,125	10,019,125
		1,393.00	1,393,309	1,393,309

			11,412,434	11,412,434
LCP Capital Fund, LLC Member interest(5)(7)(10)	Financial services	$12,000,000	12,790,984	12,790,984

			12,790,984	12,790,984
MedQuist Inc. Senior Subordinated Note, 13.0% cash, due 10/14/16(11)(12)	Business services	$6,000,000	5,824,400	5,824,400

			5,824,400	5,824,400

Portfolio company/Type of Investment(1)	Industry	Principal(2) No. of Shares / No. of Units	Cost	Fair Value
OEM Group, Inc.
Senior Secured Note, 12.5% cash, 2.5% PIK, due 10/7/15(15) Warrant for Common	Manufacturing	$12,070,833	11,722,606	11,722,606
			—	—

			11,722,606	11,722,606
Purple Communications, Inc. Senior Secured Term Loan, LIBOR + 775, due 12/3/14(8)	Communications	$12,500,000	12,069,559	12,069,559

			12,069,559	12,069,559

Surgery Center Holdings, Inc. Senior Subordinated Note, 13.5% cash, 2.0% PIK, due 6/24/15 Preferred Stock, 19.0% dividend rate Member interest(5)(6)	Healthcare, ambulatory surgery centers	$13,355,761	13,018,174	13,018,174
		913.04	895,545	1,103,000
		389,821	389,821	583,000

			14,303,540	14,704,174
T&D Solutions, LLC
Senior Secured Term Loan, 13.0% cash, due 1/29/15(13)(16)		$9,975,297	9,796,547	9,796,547
Senior Secured Revolving loan, 9% cash, expiration date 1/29/15(13)(16)	Energy / Utilities	581,240	581,240	581,240

			10,377,787	10,377,787

Total investments—59.05% of net asset value			$151,768,790	$153,529,179

(1)	All debt investments are income producing. Equity and member interests are non-income producing unless otherwise noted.
(2)	Principal includes accumulated PIK interest and is net of repayments.
(3)	Comprised of 157,100 Class Financial Units and 157.10 Governance Units.
(4)	Interest held in companies related to the portfolio company.
(5)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(6)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(7)	Income producing security.
(8)	Coupon is subject to LIBOR floors ranging from 2.5%—3.0%.
(9)	Interest held by a wholly-owned subsidiary of THL Credit, Inc.
(10)	Non-registered investment company and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(11)	13.0% cash or 2.0% PIK and 12.0% cash, at the option of the issuer on a quarterly basis
(12)	Publicly-traded company with a market capitalization in excess of $250 million and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(13)	Stated coupon adjusted to achieve a combined yield of 13% for Revolving Loan and Term Loan.
(14)	PIK interest rate increased to 3.0% as of January 1, 2011.
(15)	At the option of the issuer on a quarterly basis—15.0% cash or 2.5% PIK and 12.5% cash,
(16)	Issuer pays 2.0% unfunded commitment fee on revolving loan quarterly

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Notes to Consolidated Financial Statements

December 31, 2010

1. Organization

THL Credit, Inc. (the “Company”) was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through the origination of privately negotiated investments in debt and equity securities in middle-market companies.

The Company was initially funded on July 23, 2009, issuing 6,700 shares of common stock at an aggregate purchase price of $100,500 to THL Credit Opportunities, L.P., an affiliate of THL Credit Advisors LLC (the “Advisor”). While the Company incurred certain costs in connection with an anticipated initial public offering, which ultimately would have been borne by the Advisor had the offering not closed, the Company did not formally commence principal operations until the completion of the offering on April 21, 2010 as described below.

On April 20, 2010, in anticipation of completing an initial public offering and formally commencing principal operations, the Company entered into a purchase and sale agreement with THL Credit Opportunities, L.P. and THL Credit Partners BDC Holdings, L.P. (“BDC Holdings”), an affiliate of the Company, to effectuate the sale by THL Credit Opportunities, L.P. to the Company of certain securities valued at $62,107,449, as determined by the Company’s board of directors, and on the same day issued 4,140,496 shares of common stock to BDC Holdings valued at $15.00 per share pursuant to such agreement in exchange for the aforementioned securities. Subsequently, the Company filed an election to be regulated as a BDC.

On April 21, 2010, the Company completed its initial public offering, formally commencing principal operations, and sold 9,000,000 shares of its common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, the Company sold 6,307,692 shares of its common stock to BDC Holdings at $13.00 per share, the sale of which was not subject to an underwriting discount and commission. On April 27, 2010, the Company closed the sale of the aforementioned 15,307,692 shares and received $191.7 million of net proceeds.

On May 26, 2010, the underwriters exercised their over-allotment option under the underwriting agreement and elected to purchase an additional 337,000 shares of common stock at $13.00 per share resulting in additional net proceeds of $4.1 million.

The Company established a wholly-owned subsidiary (“subsidiary”), which is structured as a Delaware corporation, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The subsidiary is not consolidated for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio company. There is no income tax expense for the year ended December 31, 2010.

2. Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the

Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio companies are not consolidated in the financial statements. The accounting records of the Company are maintained in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, repurchase agreements, and highly liquid investments with original maturities of three months or less. The Company places its cash and cash equivalents with financial institutions and, at certain times, cash held in demand deposit accounts may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. Cash equivalents are classified within Level 1 of the fair value hierarchy used in connection with GAAP reporting and as described in “Valuation of Investments” below.

Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. In these transactions, the Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. Under certain circumstances, in the event of default or bankruptcy of the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. Cash equivalents as of the balance sheet date consist of an overnight repurchase agreement with State Street Bank & Trust Company (“SSB”) dated December 31, 2010 and payable January 3, 2011 in the amount of $3,727,672, reflecting an interest rate of one basis point. This agreement was collateralized by U.S. Treasury notes pledged by SSB. The collateral pledged is valued at $3,804,419. In the event of default by SSB, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Valuation of Investments

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by the Company conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures,” that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented in interim and annual periods beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward, which is required for annual reporting periods beginning after December 15, 2010. The Company adopted ASU No. 2010-06 beginning January 1, 2010. The adoption of this standard did not have a material effect on the Company’s financial position and results of operations as of and for the period ended December 31, 2010.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, the Company determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors. For the year ended December 31, 2010, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price. The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities, which if applicable should be disclosed. As the Company’s fair value methodologies are consistent with the amended accounting principles, the adoption did not have a material effect on the consolidated financial statements.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is not determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for Investment Companies as of the reporting entity’s measurement date. The adoption of this guidance did not have a material effect on the consolidated financial statements. The guidance also requires certain additional disclosures, which if applicable, must be disclosed.

The following is a summary of the industry classification in which the Company invests as of December 31, 2010:

Industry:	Cost	Fair Value	% of Net Assets
Business services	$19,068,959	$19,068,959	7.33%
Communications	12,069,559	12,069,559	4.64%
Energy / Utilities	10,377,787	10,377,787	3.99%
Financial services	12,790,984	12,790,984	4.92%
Food & beverage	13,573,749	13,573,749	5.22%
Food processing services	12,266,019	12,266,019	4.72%
Healthcare, ambulatory surgery centers	14,303,540	14,704,174	5.66%
Healthcare, dental services	11,412,434	11,412,434	4.39%
Industrial	8,427,015	9,001,056	3.46%
Manufacturing	11,722,606	11,722,606	4.51%
Recreation & leisure services	12,960,286	13,746,000	5.29%
Retail, grocery & pharmaceuticals	12,795,852	12,795,852	4.92%

Total investments	$151,768,790	$153,529,179	59.05%

Region:	Cost	Fair Value	% of Net Assets
Midwest	$48,205,609	$49,565,364	19.06%
Northeast	18,615,384	18,615,384	7.16%
Northwest	12,795,852	12,795,852	4.92%
Southeast	36,947,346	37,347,980	14.36%
Southwest	23,135,040	23,135,040	8.90%
West	12,069,559	12,069,559	4.64%

Total investments	$151,768,790	$153,529,179	59.05%

The following is a summary of the levels within the fair value hierarchy in which the Company invests:

Description:	Fair Value	Level 1	Level 2	Level 3
Subordinated debt	$79,821,449	$—	—	$79,821,449
Senior secured debt	55,908,508	—	—	55,908,508
Investments in funds	12,790,984	—	—	12,790,984
Equity investments	5,008,238	—	—	5,008,238
Cash equivalents	3,727,672	3,727,672	—	—

Total investments and cash equivalents	$157,256,851	$3,727,672	$—	$153,529,179

The following tables roll forward the changes in fair value during the year ended December 31, 2010 for investments classified within Level 3:

	Subordinated debt	Senior secured debt	Investments in funds	Equity investments	Totals
Beginning balance, January 1, 2010	$—	$—	$—	$—	$—
Purchases(2)	78,738,444	63,538,754	12,000,000	4,163,244	158,440,442
Sales and repayments(2)	—	(8,766,325)	(1,409,743)	—	(10,176,068)
Unrealized appreciation(1)	—	915,395	—	844,994	1,760,389
Net amortization of premiums, discounts and fees	218,374	149,851	—	—	368,225
PIK and non-cash earnings	864,631	70,833	2,200,727	—	3,136,191

Ending balance, December 31, 2010	$79,821,449	$55,908,508	$12,790,984	$5,008,238	$153,529,179

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$—	$915,395	$—	$844,994	$1,760,389

(1)	All unrealized gains in the table above are reflected in the accompanying Consolidated Statement of Operations.
(2)	Net purchases (sales) include proceeds from principal paydowns and capital drawdowns.

The Company has invested in LCP Capital Fund, LLC (“LCP”), an investment company that was organized to participate in investment opportunities that arise when a special purpose entity or sponsor thereof, needs to raise capital to achieve ratings, regulatory, accounting, tax, or other objectives. The capital may be in the form of credit default swaps, subordinated debt, preferred stock or other forms of equity.

As of December 31, 2010, the Company had subscribed into series 2005-01 of LCP in the amount of $12,000,000. This commitment has been fully funded. The Company’s contributed capital is maintained in the form of a collateral account held by a custodian and acts as collateral on certain credit default swaps for which LCP receives premium payments on throughout the year. LCP anticipates distributing to the Company on a quarterly basis. Such distributions are reflected in the consolidated Statement of Operations as interest income in the period earned. LCP is a closed investment vehicle which provides for no liquidity or redemption options and is not readily marketable. LCP has a remaining life of 19 years; however, it is expected that series 2005-01 will dissolve within 2 to 7 years. Other capital series within LCP will have exposure to different investments and will have different remaining lives.

Security Transactions, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, but considering unamortized upfront loan origination fees and prepayment penalties. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the consolidated Statement of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect amounts to be collectible. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized discounts are recorded as interest income.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services for the year ended December 31, 2010.

Other income includes amendment fees and unused commitment fees associated with investments in portfolio companies.

Expenses are recorded on an accrual basis.

Income Taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains). The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on undistributed taxable income as required.

If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the undistributed amount. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits in the accompanying consolidated financial statements. Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by taxing authorities.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP. Reclassifications on the Company’s Consolidated Statements of Assets and Liabilities between undistributed net investment loss and paid-in capital in excess of par in the amount of $26,836 were recorded. Total earnings and net asset value are not affected.

Investment Risk

The value of investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, the Company’s ability to dispose of investments at a price and time that the Company deems advantageous may be impaired. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the consolidated Statements of Assets and Liabilities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality or the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount, if any to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, generally are distributed at least annually, out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

3. Related Party Transactions

The Company entered into an Investment Management Agreement on April 1, 2010 under which the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are prorated.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010. This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated.

For the year ended December 31, 2010, the Company incurred base management fees payable to the Advisor of $2,696,647.

The Company has also entered into an Administration Agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the Administration Agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisors to the Company. Such costs are reflected as Administrator Expenses in the accompanying Consolidated Statement of Operations. Under the Administration Agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the year ended December 31, 2010, the Company incurred administrator expenses payable to the Advisor of $1,715,694.

Due to Affiliates

The Advisor and an affiliate of the Advisor paid certain offering, organization and other general and administrative expenses on behalf of the Company. Such amounts, if any, have been recorded in the Consolidated Statements of Assets and Liabilities as Due to affiliates as of December 31, 2010 and December 31, 2009. These amounts have been subsequently repaid to the Advisor and its affiliate.

Affiliated Stockholders

THL Credit Opportunities, L.P. and BDC Holdings own 6,780 and 10,572,326 shares, respectively, or 0.03% and 53.08%, respectively, of the Company’s common stock as of December 31, 2010.

Other

An affiliate of the Company, serves as the administrative agent on certain investment transactions.

4. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the year ended December 31, 2010	For the period from May 26, 2009 (inception) through December 31, 2009
Numerator—net increase (decrease) in net assets resulting from operations:	$7,791,230	$(171,593)
Denominator—basic and diluted weighted average common shares:	19,762,756	6,700
Basic and diluted net increase (decrease) in net assets per common share resulting from operations:	$0.39	$(25.61)

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

5. Organizational and Offering Expenses

A portion of the net proceeds of the Company’s initial public offering of 15,307,692 shares of common stock was used to pay organizational and offering expenses of $191,593 and $8,804,862, respectively. Organizational expenses are expensed as incurred. Offering costs, which includes $7,586,313 of underwriters’ fees, have been charged against paid in capital in excess of par. As of December 31, 2010 and December 31, 2009, $0 and $369,767, respectively, of offering related costs are included in accrued expenses and due to affiliates in the Consolidated Statements of Assets and Liabilities. All organizational and offering costs were borne by the Company.

6. Commitment and Contingencies

From time to time, the Company, or the Advisor may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

As of December 31, 2010, the Company had committed to make a $1,636,000 investment in a revolving senior secured loan for T&D Solutions, LLC. As of December 31, 2010, $1,054,760 was unfunded.

7. Income Taxes

The following reconciles net increase in net assets resulting from operations to taxable income for the year ended December 31, 2010:

Net increase in net assets resulting from operations	$7,791,230
Unrealized appreciation	(1,760,389)
Other taxable income	6,282
Expenses not currently deductible	10,420
Other non-deductible expenses	26,836

Taxable income before deductions for dividends paid or deemed paid	$6,074,379

The above amount of 2010 taxable income before deductions for dividends is an estimate. Taxable income will be finalized before the Company files its Federal tax return in September 2011.

The tax character of distributions declared and paid in 2010 represented $5,960,636 from ordinary income, and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no affect on net asset value per share. There were no material permanent differences between financial and tax reporting at December 31, 2010.

At December 31, 2010, the cost of investments for tax purposes was $152,566,056, resulting in net unrealized appreciation of $963,123. There was no unrealized depreciation in the Company’s investments at December 31, 2010. At December 31, 2010, the Company had no net capital loss carry forwards.

8. Dividends

The Company has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In order to maintain its status as a regulated investment company, it is required to distribute at least 90% of its investment company taxable income. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s dividends declared and paid or to be paid on all shares to date:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

9. Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC “). In July 2009, the FASB launched the FASB Accounting Standards Codification (the “Codification”) as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification was effective for us in 2009 and did not affect our consolidated financial statements.

Subsequent Events (ASC 855). In May 2009, the FASB issued amended accounting principles related to subsequent events, which codify the guidance regarding the disclosure of events occurring subsequent to the balance sheet date. The amendments to not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are available to be issued) but require disclosure of the date through which subsequent events were evaluated when determining whether adjustment to or disclosure in the financial statements is required. These amended principles were effective for us in 2009. Since these amended principles require only additional disclosures concerning subsequent events, adoption of the standard did not affect our consolidated financial statements.

Subsequent Events (ASU No. 2010-09). In February 2010, the FASB amended its guidance on subsequent events. SEC filers are not required to disclose the date through which an entity has evaluated subsequent events. The amended guidance was effective upon issuance for all entities.

10. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income (Loss)		Net Unrealized Gain on Investments		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2010	$5,804,110	$0.29	$3,458,019	$0.17	$597,717	$0.03	$4,055,736	$0.20
September 30, 2010	4,080,836	0.21	1,863,981	0.09	1,052,967	0.05	2,916,948	0.15
June 30, 2010	2,440,486	0.12	728,841	0.04	109,705	0.01	838,546	0.04
March 31, 2010	—	—	(20,000)	(2.99)	—	—	(20,000)	(2.99)

11. Financial Highlights

The following is a schedule of financial highlights for the year ended December 31, 2010:

Per Share Data(5):
Net asset value, beginning of period(6)	$12.99
Net investment income(3)	0.31
Net change in unrealized appreciation of investments(4)	0.06

Net increase in net assets resulting from operations	0.37
Dividends to stockholders	(0.30)

Net asset value, end of period	$13.06

Per share market value at end of period	$13.01
Total return(1)	2.38%
Shares outstanding at end of period	19,916,107
Ratio/Supplemental Data:
Net assets at end of period	$260,015,769
Ratio of operating expenses to average net assets(2)	3.44%
Ratio of net investment income to average net assets(2)	3.39%
Portfolio turnover	8.63%

(1)

Total return is based on the change in market price per share during the period. For the year ending December 31, 2010 total return is calculated assuming an investment at the initial public offering price of

$13.00 per share. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.
(2)	Annualized. Annualized amounts for operating expenses and net investment income exclude non-recurring costs related to director recruitment.
(3)	Calculated based on weighted average common shares outstanding.
(4)	Net change in unrealized appreciation of investments reflects incremental underwriting fees and offering expenses related to the initial public offering and exercise of the overallotment shares and the effect of rounding on a per share basis.
(5)	Financial highlights for the period from May 26, 2009 (inception) through December 31, 2009 are not presented as the Company’s operations were limited to organization and offering activities only.
(6)	The Company commenced principal operations on April 21, 2010 in connection with its initial public offering. Amount includes the net proceeds of the Company’s initial public offering, organizational expenses and previous offerings of common shares.

12. Subsequent Events

On January 19, 2011, the Company formed THL Credit Greenway Fund LLC (“Greenway”), a portfolio company of THL Credit. Greenway is an investment fund with $150,000,000 of capital committed by affiliates of a single institutional investor, and will be managed by THL Credit, Inc. The Company’s capital commitment to Greenway is nominal. As manager of Greenway, the Company will be entitled to receive certain fees. The Company acts as the investment adviser to Greenway.

On January 27, 2011, the Company closed on an $11,333,333 investment in the subordinated term loan of Charming Charlie, Inc. (“Charming Charlie”). Headquartered in Houston and operating in over 25 markets across United States, Charming Charlie is a fashion accessory boutique that offers unique fashion accessories, such as earrings, necklaces, bracelets, handbags, scarves and belts to a diverse female clientele.

On February 11, 2011, the Company closed on a $13,000,000 investment in the senior subordinated note of Pomeroy IT Solutions, Inc. (“Pomeroy”), headquartered in Hebron, KY. Pomeroy is an end-to-end services and technology provider for Fortune 1000 companies, as well as government and mid-market clients.

On February 18, 2011, the Company closed on an $8,000,000 investment in the senior secured note of SiVance, LLC (“SiVance”), headquartered in Gainesville, FL. SiVance is a leading producer of silicone-based products for the personal care, pharmaceutical, construction and electronics markets.

On March 10, 2011, our board of directors declared a dividend of $0.23 per share, payable on March 31, 2011 to stockholders of record at the close of business on March 25, 2011.

On March 11, 2011, the Company closed a three-year $115 million syndicated credit facility (the “Facility”) led by ING Capital LLC. The Facility will bear interest at a rate of LIBOR plus 3.5% per annum, with no LIBOR floor, and has an accordion feature that provides for expansion of the Facility up to $125 million, subject to customary conditions.

THL Credit, Inc.

Consolidated Statements of Assets and Liabilities

	March 31, 2011 (unaudited)	December 31, 2010
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $185,137,772 and $151,768,790, respectively)	$187,646,536	$153,529,179

Total investments at fair value (cost of $185,137,772 and $151,768,790, respectively)	187,646,536	153,529,179
Cash and cash equivalents	74,831,835	110,140,711
Deferred financing costs	2,468,738	—
Interest receivable	1,022,943	632,368
Receivable for paydown of investment	258,621	—
Prepaid expenses and other assets	89,963	86,917
Due from related party	29,336	—

Total assets	$266,347,972	$264,389,175

Liabilities:
Dividends payable	$—	$2,987,416
Base management fees payable	991,460	979,316
Accrued incentive fee	501,753	—
Accrued expenses	481,093	226,174
Due to affiliate	19,780	14,250
Accrued administrator expenses	14,655	166,250

Total liabilities	2,008,741	4,373,406

Net Assets:
Preferred stock, par value $.001 per share, 100,000,000 preferred shares authorized, no preferred shares issued and outstanding	—	—
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 20,220,197 and 19,916,107 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	20,220	19,916
Paid-in capital in excess of par	262,358,285	258,310,016
Net unrealized appreciation on investments	2,508,764	1,760,389
Accumulated undistributed net investment loss	(548,038)	(74,552)

Total net assets	264,339,231	260,015,769

Total liabilities and net assets	$266,347,972	$264,389,175

Net asset value per share	$13.07	$13.06

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Operations (unaudited)

	For the three months ended March 31, 2011	For the three months ended March 31, 2010
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$6,879,673	$—
Other income	178,789	—

Total investment income	7,058,462	—
Expenses:
Base management fees	991,460	—
Incentive fee	501,753	—
Administrator expenses	568,065	—
Professional fees	221,468	—
Other general and administrative expenses	197,006	—
Insurance expenses	191,608	—
Directors’ fees	134,875	—
Credit facility fees	69,583	—
Amortization of deferred financing costs	46,933	—
Organizational expenses	—	20,000

Total expenses	2,922,751	20,000

Net investment income (loss)	4,135,711	(20,000)
Net change in unrealized appreciation on investments	748,375	—

Net increase (decrease) in net assets resulting from operations	$4,884,086	$(20,000)

Net investment income (loss) per common share:
Basic and diluted	$0.21	$(2.99)
Net increase (decrease) in net assets resulting from operations per common share:
Basic and diluted	$0.24	$(2.99)
Weighted average shares of common stock outstanding:
Basic and diluted	20,004,824	6,700

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Changes in Net Assets (Net Deficit) (unaudited)

	For the three months ended March 31, 2011	For the three months ended March 31, 2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,135,711	$(20,000)
Net change in unrealized appreciation on investments	748,375	—

Net increase (decrease) in net assets resulting from operations	4,884,086	(20,000)
Distributions to stockholders	(4,609,197)	—
Capital share transactions:
Reinvestment of dividends	4,048,573	—

Net increase in net assets from capital share transactions	4,048,573	—

Total increase (decrease) in net assets (deficit)	4,323,462	(20,000)
Net assets (deficit) at beginning of period	260,015,769	(71,093)

Net assets (deficit) at end of period	$264,339,231	$(91,093)

Common shares outstanding at end of period	20,220,197	6,700

Capital share activity:
Shares sold	—	—
Shares issued from reinvestment of dividends	304,090	—

Net increase in capital share activity	304,090	—

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Statements of Cash Flows (unaudited)

	For the three months ended March 31, 2011	For the three months ended March 31, 2010
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$4,884,086	$(20,000)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Net change in unrealized appreciation on investments	(748,375)	—
Purchases of investments	(41,815,786)	—
Proceeds from paydown of investments	9,022,657	—
Increase in investments due to PIK	(529,137)	—
Amortization of deferred financing costs	46,933	—
Accretion of discounts on investments and other fees	(506,787)	—
Income from investment in member interest	(330,913)	—
Distribution from investment in member interest	790,984	—
Increase in interest receivable	(390,575)	—
Increase in receivable for paydown of investment	(258,621)	—
Increase in receivable for due from related party	(29,336)	—
Increase in prepaid expenses and other assets	(3,046)	—
Increase in accrued expenses	254,919	65,000
Increase in base management fees payable	12,144	—
Decrease in accrued administrator expenses	(151,595)	—
Increase in accrued incentive fee	501,753	—
Increase in due to affiliate	5,530	—

Net cash used for operating activities	(29,245,165)	45,000
Cash flows from financing activities
Increase in deferred offering costs	—	(45,000)
Distributions paid (net of stock issued under dividend reinvestment plan of $4,048,573)	(3,548,040)	—
Financing costs paid	(2,515,671)	—

Net cash used for financing activities	(6,063,711)	(45,000)

Net decrease in cash and cash equivalents	(35,308,876)	—
Cash and cash equivalents, beginning of period	110,140,711	100,500

Cash and cash equivalents, end of period	$74,831,835	$100,500

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Schedule of Investments (unaudited)

March 31, 2011

Portfolio company/Type of Investment(1)	Industry	Principal(2) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—70.99% of net asset value
Anytime Worldwide, LLC
Senior Secured Note, 16.0%, due 12/11/14	Recreation & leisure services	$12,900,000	$12,419,225	$12,900,000
Class A Units(3)		157,257.10	564,140	1,008,500
Warrant for Class B			—	—

			12,983,365	13,908,500
C&K Market, Inc.
Senior Subordinated Note, 14.0% cash, 2.0% PIK, due 11/3/15	Retail, grocery & pharmaceuticals	$13,107,824	12,532,264	12,532,264
Warrant for Class B			349,000	349,000

			12,881,264	12,881,264
Charming Charlie, Inc.
Subordinated Term Loan, 14.0% cash, due 7/27/15	Retail, grocery & pharmaceuticals	$11,333,333	11,168,303	11,168,303

			11,168,303	11,168,303
Country Pure Foods, Inc.
Subordinated Term Loan, 12.5% cash, 2.5% PIK, due 2/13/16(4)	Food & beverage	$13,922,412	13,668,809	13,668,809

			13,668,809	13,668,809
Food Processing Holdings, LLC
Senior Subordinated Note, 13.5% cash, 3.0% PIK, due 8/10/15(4)	Food processing services	$12,304,792	11,803,481	11,803,481
Class A Units(5)		162.44	163,268	163,268
Class B Units(5)		406.09	408,161	408,161

			12,374,910	12,374,910
HEALTHCAREfirst, Inc.
Senior Subordinated Note, 13.5% cash, 3.0% PIK, due 12/4/15	Business services	$13,624,174	13,257,241	13,257,241

			13,257,241	13,257,241
JDC Healthcare Management, LLC
Senior Subordinated Note, 12.0% cash, 3.5% PIK, due 6/16/14	Healthcare, dental services	$10,652,389	10,141,061	10,570,467
Member interest(5)(9)		1,393.00	1,393,309	1,393,309

			11,534,370	11,963,776
LCP Capital Fund, LLC
Member interest(5)(7)(10)	Financial services	$12,000,000	12,330,913	12,330,913

			12,330,913	12,330,913
MedQuist Inc.
Senior Subordinated Note, 13.0% cash, due 10/14/16(11)(12)	Business services	$6,000,000	5,829,412	6,000,000

			5,829,412	6,000,000
OEM Group, Inc.
Senior Secured Note, 12.5% cash, 2.5% PIK, due 10/7/15(14)	Manufacturing	$12,146,276	11,810,369	11,978,323
Warrant for Common			—	—

			11,810,369	11,978,323

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2011

Portfolio company/Type of Investment(1)	Industry	Principal(2) No. of Shares / No. of Units		Cost	Fair Value
Pomeroy IT Solutions, Inc.
Senior Subordinated Note, 13.0% cash, 2.0% PIK, due 2/11/16	Business services		$13,035,389	12,780,295	12,780,295

				12,780,295	12,780,295
Purple Communications, Inc.
Senior Secured Term Loan, LIBOR + 775, due 12/3/14(8)	Communications		$12,241,379	11,841,299	11,841,299

				11,841,299	11,841,299
SiVance, LLC
Senior Secured Note, 13.0% cash, 2.0% PIK, due 6/15/16	Chemicals		$8,018,667	7,900,478	7,900,478

				7,900,478	7,900,478
Surgery Center Holdings, Inc.
Senior Subordinated Note, 13.5% cash, 2.0% PIK, due 6/24/15	Healthcare, ambulatory surgery centers		$13,421,625	13,097,362	13,421,625
Preferred Stock, 19.0% dividend rate			913.04	895,545	1,154,784
Member interest(5)(6)			389,821	389,821	622,000

				14,382,728	15,198,409
T&D Solutions, LLC
Senior Secured Term Loan, 13.0% cash, due 1/29/15(13)(16)
Senior Secured Revolving loan, 9% cash, expiration date 1/29/15(13)(15)	Energy / Utilities	$ $	9,950,151 712,120	9,780,291 712,120	9,780,291 712,120

				10,492,411	10,492,411
THL Credit Greenway Fund LLC
Member interest(5)	Financial services			1,572	1,572

				1,572	1,572
Vision Solutions, Inc.
Second Lien Term Loan, LIBOR + 800, due 7/23/17(8)	Business services		$10,000,000	9,900,033	9,900,033

				9,900,033	9,900,033

Total investments—70.99% of net asset value				$185,137,772	$187,646,536

(1)	All debt investments are income producing. Equity and member interests are non-income producing unless otherwise noted.
(2)	Principal includes accumulated PIK interest and is net of repayments.
(3)	Comprised of 157,100 Class Financial Units and 157.10 Governance Units.
(4)	Interest held in companies related to the portfolio company.
(5)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(6)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(7)	Income producing security.
(8)	Coupon is subject to LIBOR floors ranging from 1.5%—3.0%.
(9)	Interest held by a wholly-owned subsidiary of THL Credit, Inc.
(10)	Non-registered investment company and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(11)	13.0% cash, or 2.0% PIK and 12.0% cash, at the option of the issuer on a quarterly basis
(12)	Publicly-traded company with a market capitalization in excess of $250 million and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(13)	Stated coupon adjusted to achieve a combined yield of 13% for Revolving Loan and Term Loan.
(14)	At the option of the issuer on a quarterly basis—15.0% cash, or 2.5% PIK and 12.5% cash.
(15)	Issuer pays 2.0% unfunded commitment fee on revolving loan quarterly.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Schedule of Investments

December 31, 2010

Portfolio company/Type of Investment(1)	Industry	Principal (2) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—59.05% of net asset value
Anytime Worldwide, LLC
Senior Secured Note, 16.0%, due 12/11/14	Recreation &	$12,900,000	$12,396,146	$12,737,500
Class A Units(3)	leisure services	157,257.10	564,140	1,008,500
Warrant for Class B			—	—

			12,960,286	13,746,000
C&K Market, Inc.
Senior Subordinated Note, 14.0% cash, 2.0% PIK, due 11/3/15	Retail, grocery & pharmaceuticals	$13,042,611	12,446,852	12,446,852
Warrant for Class B			349,000	349,000

			12,795,852	12,795,852
Country Pure Foods, Inc.
Subordinated Term Loan, 12.5% cash, 2.5% PIK, due 2/13/16(4)	Food & beverage	$13,835,938	13,573,749	13,573,749

			13,573,749	13,573,749
Food Processing Holdings, LLC
Senior Subordinated Note, 13.5% cash, 2.0% PIK, due 8/10/15(4)(14)	Food processing services	$12,215,105	11,694,590	11,694,590
Class A Units(5)		162.44	163,268	163,268
Class B Units(5)		406.09	408,161	408,161

			12,266,019	12,266,019
HEALTHCAREfirst, Inc.
Senior Subordinated Note, 13.5% cash, 3.0% PIK, due 12/4/15	Business services	$13,624,174	13,244,559	13,244,559

			13,244,559	13,244,559
Intelligrated, Inc.
Senior Secured Second Lien Term Loan, LIBOR + 950, due 6/21/17(8)	Industrial	$8,738,889	8,427,015	9,001,056
			8,427,015	9,001,056
JDC Healthcare Management, LLC
Senior Subordinated Note, 12.0% cash, 3.5% PIK, due 6/16/14	Healthcare,	$10,559,989	10,019,125	10,019,125
Member interest(5)(9)	dental services	1,393.00	1,393,309	1,393,309

			11,412,434	11,412,434
LCP Capital Fund, LLC
Member interest(5)(7)(10)	Financial services	$12,000,000	12,790,984	12,790,984

			12,790,984	12,790,984
MedQuist Inc.
Senior Subordinated Note, 13.0% cash, due 10/14/16(11)(12)	Business services	$6,000,000	5,824,400	5,824,400

			5,824,400	5,824,400
OEM Group, Inc.
Senior Secured Note, 12.5% cash, 2.5% PIK, due 10/7/15(15)	Manufacturing	$12,070,833	11,722,606	11,722,606
Warrant for Common			—	—

			11,722,606	11,722,606

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Consolidated Schedule of Investments—(Continued)

December 31, 2010

Portfolio company/Type of Investment(1)	Industry	Principal(2) No. of Shares / No. of Units		Cost	Fair Value
Purple Communications, Inc.
Senior Secured Term Loan, LIBOR + 775, due 12/3/14(8)	Communications		$12,500,000	12,069,559	12,069,559

				12,069,559	12,069,559
Surgery Center Holdings, Inc.
Senior Subordinated Note, 13.5% cash, 2.0% PIK, due 6/24/15	Healthcare, ambulatory surgery centers		$13,355,761	13,018,174	13,018,174
Preferred Stock, 19.0% dividend rate			913.04	895,545	1,103,000
Member interest(5)(6)			389,821	389,821	583,000

				14,303,540	14,704,174
T&D Solutions, LLC
Senior Secured Term Loan, 13.0% cash, due 1/29/15(13) (16)
Senior Secured Revolving loan, 9% cash, expiration date 1/29/15(13)(16)	Energy / Utilities	$ $	9,975,297 581,240	9,796,547 581,240	9,796,547 581,240

				10,377,787	10,377,787

Total investments—59.05% of net asset value				$151,768,790	$153,529,179

(1)	All debt investments are income producing. Equity and member interests are non-income producing unless otherwise noted.
(2)	Principal includes accumulated PIK interest and is net of repayments.
(3)	Comprised of 157,100 Class Financial Units and 157.10 Governance Units.
(4)	Interest held in companies related to the portfolio company.
(5)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(6)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(7)	Income producing security.
(8)	Coupon is subject to LIBOR floors ranging from 2.5%—3.0%.
(9)	Interest held by a wholly-owned subsidiary of THL Credit, Inc.
(10)	Non-registered investment company and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(11)	13.0% cash, or 2.0% PIK and 12.0% cash, at the option of the issuer on a quarterly basis
(12)	Publicly-traded company with a market capitalization in excess of $250 million and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(13)	Stated coupon adjusted to achieve a combined yield of 13% for Revolving Loan and Term Loan.
(14)	PIK interest rate increased to 3.0% as of January 1, 2011.
(15)	At the option of the issuer on a quarterly basis – 15.0% cash, or 2.5% PIK and 12.5% cash.
(16)	Issuer pays 2.0% unfunded commitment fee on revolving loan quarterly.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc.

Notes to Consolidated Financial Statements (Unaudited)

March 31, 2011

1. Organization

THL Credit, Inc. (the “Company”) was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through the origination of privately negotiated investments in debt and equity securities in middle-market companies.

The Company was initially funded on July 23, 2009, issuing 6,700 shares of common stock at an aggregate purchase price of $100,500 to THL Credit Opportunities, L.P., an affiliate of THL Credit Advisors LLC (the “Advisor”). While the Company incurred certain costs in connection with an anticipated initial public offering, which ultimately would have been borne by the Advisor had the offering not closed, the Company did not formally commence principal operations until the completion of the offering on April 21, 2010 as described below.

On April 20, 2010, in anticipation of completing an initial public offering and formally commencing principal operations, the Company entered into a purchase and sale agreement with THL Credit Opportunities, L.P. and THL Credit Partners BDC Holdings, L.P. (“BDC Holdings”), an affiliate of the Company, to effectuate the sale by THL Credit Opportunities, L.P. to the Company of certain securities valued at $62,107,449, as determined by the Company’s board of directors, and on the same day issued 4,140,496 shares of common stock to BDC Holdings valued at $15.00 per share pursuant to such agreement in exchange for the aforementioned securities. Subsequently, the Company filed an election to be regulated as a BDC.

On April 21, 2010, the Company completed its initial public offering, formally commencing principal operations, and sold 9,000,000 shares of its common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, the Company sold 6,307,692 shares of its common stock to BDC Holdings at $13.00 per share, the sale of which was not subject to an underwriting discount and commission. On April 27, 2010, the Company closed the sale of the aforementioned 15,307,692 shares and received $191.7 million of net proceeds.

On May 26, 2010, the underwriters exercised their over-allotment option under the underwriting agreement and elected to purchase an additional 337,000 shares of common stock at $13.00 per share resulting in additional net proceeds of $4.1 million.

The Company established a wholly-owned subsidiary (“subsidiary”), which is structured as a Delaware corporation, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The subsidiary is not consolidated for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio company. There is no income tax expense for the three months ended March 31, 2011.

2. Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair presentation of financial statements for interim period included herein. The current period’s results of operations are not necessarily indicative of the operating results to be expected for the period ending December 31, 2011. The financial results of our portfolio companies are not consolidated in the financial statements. The accounting records of the Company are maintained in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, repurchase agreements, and highly liquid investments with original maturities of three months or less. The Company places its cash and cash equivalents with financial institutions and, at certain times, cash held in demand deposit accounts may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. Cash equivalents are classified within Level 1 of the fair value hierarchy used in connection with GAAP reporting and as described in “Valuation of Investments” below.

Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. In these transactions, the Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. Under certain circumstances, in the event of default or bankruptcy of the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. Cash equivalents as of the balance sheet date consist of an overnight repurchase agreement with State Street Bank & Trust Company (“SSB”) dated March 31, 2011 and payable April 1, 2011 in the amount of $1,763,359, reflecting an interest rate of one basis point. This agreement was collateralized by U.S. Treasury notes pledged by SSB. The collateral pledged is valued at $1,803,588. In the event of default by SSB, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities.

Offering Costs

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses.

Valuation of Investments

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by the Company conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, the Company determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&S comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is not determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for Investment Companies as of the reporting entity’s measurement date.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures,” that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented in interim and annual periods beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward, which is required for annual reporting periods beginning after

December 15, 2010. The Company adopted ASU No. 2010-06 beginning January 1, 2010. The adoption of this standard did not have a material effect on the Company’s financial position and results of operations as of and for the period ended March 31, 2011.

The following is a summary of the industry classification in which the Company invests as of March 31, 2011:

Industry:	Cost	Fair Value	% of Net Assets
Business services	$41,766,981	$41,937,569	15.86%
Chemicals	7,900,478	7,900,478	2.99%
Communications	11,841,299	11,841,299	4.48%
Energy / Utilities	10,492,411	10,492,411	3.97%
Financial services	12,332,485	12,332,485	4.67%
Food & beverage	13,668,809	13,668,809	5.17%
Food processing services	12,374,910	12,374,910	4.68%
Healthcare, ambulatory surgery centers	14,382,728	15,198,409	5.75%
Healthcare, dental services	11,534,370	11,963,776	4.53%
Manufacturing	11,810,369	11,978,323	4.53%
Recreation & leisure services	12,983,365	13,908,500	5.26%
Retail, grocery & pharmaceuticals	24,049,567	24,049,567	9.10%

Total investments	$185,137,772	$187,646,536	70.99%

The following is a summary of geographical concentration of our investment portfolio as of March 31, 2011:

	Cost	Fair Value	% of Net Assets
Region:
Midwest	$52,689,710	$53,614,845	20.29%
Northeast	18,161,897	18,332,485	6.94%
Northwest	12,881,264	12,881,264	4.87%
Southeast	45,150,527	45,966,208	17.39%
Southwest	34,513,042	35,110,402	13.28%
West	21,741,332	21,741,332	8.22%

Total investments	$185,137,772	$187,646,536	70.99%

The following is a summary of the industry classification in which the Company invests as of December 31, 2010:

Industry:	Cost	Fair Value	% of Net Assets
Business services	$19,068,959	$19,068,959	7.33%
Communications	12,069,559	12,069,559	4.64%
Energy / Utilities	10,377,787	10,377,787	3.99%
Financial services	12,790,984	12,790,984	4.92%
Food & beverage	13,573,749	13,573,749	5.22%
Food processing services	12,266,019	12,266,019	4.72%
Healthcare, ambulatory surgery centers	14,303,540	14,704,174	5.66%
Healthcare, dental services	11,412,434	11,412,434	4.39%
Industrial	8,427,015	9,001,056	3.46%
Manufacturing	11,722,606	11,722,606	4.51%
Recreation & leisure services	12,960,286	13,746,000	5.29%
Retail, grocery & pharmaceuticals	12,795,852	12,795,852	4.92%

Total investments	$151,768,790	$153,529,179	59.05%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2010:

	Cost	Fair Value	% of Net Assets
Region:
Midwest	$48,205,609	$49,565,364	19.06%
Northeast	18,615,384	18,615,384	7.16%
Northwest	12,795,852	12,795,852	4.92%
Southeast	36,947,346	37,347,980	14.36%
Southwest	23,135,040	23,135,040	8.90%
West	12,069,559	12,069,559	4.64%

Total investments	$151,768,790	$153,529,179	59.05%

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of March 31, 2011:

Description:	Fair Value	Level 1	Level 2	Level 3
Subordinated debt	$105,202,485	$—	—	$105,202,485
Senior secured debt	65,012,544	—	—	65,012,544
Investments in funds	12,330,913	—	—	12,330,913
Equity investments	5,100,594	—	—	5,100,594
Cash equivalents	1,763,359	1,763,359	—	—

Total investments and cash equivalents	$189,409,895	$1,763,359	$—	$187,646,536

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2010:

Description:	Fair Value	Level 1	Level 2	Level 3
Subordinated debt	$79,821,449	$—	—	$79,821,449
Senior secured debt	55,908,508	—	—	55,908,508
Investments in funds	12,790,984	—	—	12,790,984
Equity investments	5,008,238	—	—	5,008,238
Cash equivalents	3,727,672	3,727,672	—	—

Total investments and cash equivalents	$157,256,851	$3,727,672	$—	$153,529,179

The following table rolls forward the changes in fair value during the three months ended March 31, 2011 for investments classified within Level 3:

	Subordinated debt	Senior secured debt	Investments in funds	Equity investments	Totals
Beginning balance, January 1, 2011	$79,821,449	$55,908,508	$12,790,984	$5,008,238	$153,529,179
Purchases(2)	23,903,333	17,910,881	—	1,572	41,815,786
Sales and repayments(2)	—	(9,022,657)	(790,984)	—	(9,813,641)
Unrealized appreciation(1)	924,256	(266,665)	—	90,784	748,375
Net amortization of premiums, discounts and fees	118,419	388,368	—	—	506,787
PIK and non-cash earnings	435,028	94,109	330,913	—	860,050

Ending balance, March 31, 2011	$105,202,485	$65,012,544	$12,330,913	$5,100,594	$187,646,536

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$924,256	$307,375	$—	$90,784	$1,322,415

(1)	All unrealized gains in the table above are reflected in the accompanying Consolidated Statements of Operations.
(2)	Net purchases (sales) include proceeds from principal paydowns and capital drawdowns.

The Company has invested in LCP Capital Fund, LLC (“LCP”), an investment company that was organized to participate in investment opportunities that arise when a special purpose entity or sponsor thereof, needs to raise capital to achieve ratings, regulatory, accounting, tax, or other objectives. The capital may be in the form of credit default swaps, subordinated debt, preferred stock or other forms of equity.

As of March 31, 2011, the Company had subscribed into series 2005-01 of LCP in the amount of $12,000,000. This commitment has been fully funded. The Company’s contributed capital is maintained in the form of a collateral account held by a custodian and acts as collateral on certain credit default swaps for which LCP receives premium payments on throughout the year. LCP anticipates distributing to the Company on a quarterly basis. Such distributions are reflected in the Consolidated Statements of Operations as interest income in the period earned. LCP is a closed investment vehicle which provides for no liquidity or redemption options and is not readily marketable. LCP has a remaining life of 19 years; however, it is expected that series 2005-01 will dissolve within 2 to 7 years. Other capital series within LCP will have exposure to different investments and will have different remaining lives.

Security Transactions, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, but considering unamortized upfront loan origination fees and prepayment penalties. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect amounts to be collectible. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The Company recorded $529,137 in PIK income for the three months ended March 31, 2011. The Company had no PIK income in the three months ended March 31, 2010.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized discounts are recorded as interest income.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services for the three months ended March 31, 2011.

Other income includes commitment fees, fees related to the management of THL Credit Greenway Fund LLC, amendment fees and unused commitment fees associated with investments in portfolio companies.

Expenses are recorded on an accrual basis.

Income Taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its ordinary income for each calendar year and 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on undistributed taxable income as required.

If the Company does not distribute at least 98% of its ordinary income in the year earned and 98.2% of its net capital gains for the one-year period ending October 31 in that calendar year, the Company will generally be required to pay an excise tax equal to 4% of the undistributed amount. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits in the accompanying consolidated financial statements. Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by taxing authorities.

Investment Risk

The value of investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, the Company’s ability to dispose of investments at a price and time that the Company deems advantageous may be impaired. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statements of Assets and Liabilities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality or the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount, if any to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, generally are distributed annually, out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

3. Related Party Transactions

Investment Management and Administration Agreements

The Company entered into an Investment Management Agreement on April 1, 2010 under which the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are prorated.

For the three months ended March 31, 2011, the Company incurred base management fees payable to the Advisor of $991,460. For the three months ended March 31, 2010, the Company incurred no base management fees.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

For the three months ended March 31, 2011 and March 31, 2010, the Company incurred no incentive fees related to ordinary income as the Company had not yet achieved the hurdle rate, or minimum income level described above.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010. This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated.

The capital gains incentive fee payable to the Company’s Advisor under the Investment Management Agreement (as described above) for the three months ended March 31, 2011 and March 31, 2010 was $0. GAAP requires that the capital gains incentive fee accrual considers the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company has accrued a capital gains incentive fee of $501,753 based upon net realized capital gains and unrealized capital depreciation for that period (in accordance with the terms of the Investment Management Agreement), plus unrealized capital appreciation on investments held at the end of the quarter. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Approximately $350,000 of the accrued potential capital gains incentive fee for the three months ended March 31, 2011 was related to unrealized appreciation on investments in prior periods. Such amounts were not material to current or to prior periods’ consolidated financial statements. There was no such potential capital gains incentive fee accrued for the three month period ended March 31, 2010.

The Company has also entered into an Administration Agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the Administration Agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the

Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisors to the Company. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the Administration Agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2011, the Company incurred administrator expenses payable to the Advisor of $568,065.

The Company and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to the Company and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and THL Credit Advisors’ respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or THL Credit Advisors by THL Partners in the case of certain events of non-compliance.

Due to Affiliates

The Advisor and an affiliate of the Advisor paid certain offering, organization and other general and administrative expenses on behalf of the Company. Such amounts, if any, have been recorded in the Consolidated Statements of Assets and Liabilities as Due to affiliates as of March 31, 2011 and December 31, 2010. These amounts have been subsequently repaid to the Advisor and its affiliate.

Managed Fund

On January 14, 2011, THL Credit Greenway Fund LLC (“Greenway”) was formed as a Delaware limited liability company. Greenway is a portfolio company of THL Credit, Inc. Greenway is a closed investment fund and operates under a limited liability agreement dated January 19, 2011 (the “Agreement”). Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement.

Greenway has $150,000,000 of capital committed by affiliates of a single institutional investor, and is managed by THL Credit, Inc. The Company’s capital commitment to Greenway is $15,000. As of March 31, 2011, $15,719,177 of capital had been called by Greenway. The Company’s portion of called capital, $1,572, is reflected in the Consolidated Schedule of Investments. As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees, which are included in other income in the Consolidated Statements of Operations.

Affiliated Stockholders

THL Credit Opportunities, L.P. and BDC Holdings own 6,974 and 10,876,220 shares, respectively, or 0.03% and 53.79%, respectively, of the Company’s common stock as of March 31, 2011.

Other

A wholly-owned subsidiary of the Company, serves as the administrative agent on certain investment transactions.

4. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the three months ended March 31, 2011	For the three months ended March 31, 2010
Numerator—net increase (decrease) in net assets resulting from operations:	$4,884,086	$(20,000)
Denominator—basic and diluted weighted average common shares:	20,004,824	6,700
Basic and diluted net increase (decrease) in net assets per common share resulting from operations:	$0.24	$(2.99)

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

5. Credit Facility

In accordance with the Investment Company Act of 1940, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act of 1940, is at least 200% after such borrowing. As of March 31, 2011, the Company had no borrowings outstanding.

On March 11, 2011, the Company entered into a three-year $115 million syndicated credit facility (the “Facility”) with ING Capital LLC (“ING”) with an accordion feature that provides for expansion of the Facility up to $125 million, subject to customary conditions. The Facility was expanded to $125 million on March 23, 2011. The Facility will expire on March 11, 2014.

The Facility allows for the Company to borrow money at a rate of (i) LIBOR plus 3.50% with no LIBOR floor or (ii) 2.5% per annum plus an alternate base rate based on the highest rate of the Prime Rate, Federal Funds Rate plus 0.5% or three month LIBOR plus 1.0% per annum. The Facility requires the payment of a non-use fee at a rate of 1.00% per annum when the Company is using 50% or less of the Facility, and 0.50% per annum when the Company is using more than 50% of the Facility. Borrowings under the Facility are based on a borrowing base. The Facility generally requires payment of interest on a quarterly basis for loans bearing interest at the alternate base rate, and at the end of the applicable interest period for loans bearing interest at LIBOR. All outstanding principal is due upon maturity. The Facility also requires mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

The Facility has certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.25:1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The Facility documents also include default provisions such as the failure to make timely payments under the Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the facility, which, if not complied with, could, at the option of the lenders under the Facility, accelerate repayment under the Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Each loan originated under the Facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facility.

Through March 31, 2011, there have been no borrowings or repayments on the Facility.

6. Commitment and Contingencies

From time to time, the Company, or the Advisor may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

As of March 31, 2011, the Company had committed to make a $1,636,000 investment in a revolving senior secured loan for T&D Solutions, LLC. As of March 31, 2011, $923,880 was unfunded.

The Company has also agreed to provide certain additional funding amounts to a portfolio company to fund future acquisitions provided certain performance requirements and other conditions are met. As of March 31, 2011, such requirements and conditions had not been met.

7. Dividends

The Company has elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain its status as a regulated investment company, it is required to distribute at least 90% of its investment company taxable income. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s dividends declared and paid or to be paid on all shares to date:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

On March 10, 2011, our board of directors declared a dividend of $0.23 per share, payable on March 31, 2011 to stockholders of record at the close of business on March 25, 2011. The dividend was paid out of net income earned in the period from January 1, 2011 through March 31, 2011.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2011, dividends reinvested pursuant to our dividend reinvestment plan totaled $4,048,573.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2011, approximately 100% would be from ordinary income for tax purposes. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2011 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

8. Recent Accounting Pronouncements

Subsequent Events (ASU No. 2010-09). In February 2010, the FASB amended its guidance on subsequent events. SEC filers are not required to disclose the date through which an entity has evaluated subsequent events. The amended guidance was effective upon issuance for all entities.

9. Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2011:

Per Share Data(4):
Net asset value, beginning of period	$13.06
Net investment income(3)	0.21
Net change in unrealized appreciation of investments(3)(5)	0.03

Net increase in net assets resulting from operations	0.24
Dividends to stockholders	(0.23)

Net asset value, end of period	$13.07

Per share market value at end of period	$13.66
Total return(1)	6.76%
Shares outstanding at end of period	20,220,197
Ratio/Supplemental Data:
Net assets at end of period	$264,339,231
Ratio of operating expenses to average net assets(2)	4.52%
Ratio of net investment income to average net assets(2)	6.40%
Portfolio turnover(6)	3.41%

(1)	Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.
(2)	Annualized.
(3)	Calculated based on weighted average common shares outstanding.
(4)	Financial highlights for the three months ended March 31, 2010 are not presented as the Company’s operations were limited to organization and offering activities only.
(5)	Net change in unrealized appreciation of investments includes the effect of rounding on a per share basis.
(6)	Not annualized.

10. Subsequent Events

On April 8, 2011, the Company received a “Greenlight” letter that will allow the Company to file with the Investment Division of the Small Business Administration (the “SBA”) an application to license a Small Business Investment Company (the “SBIC”). The SBIC, which will be a wholly-owned subsidiary of THL Credit, Inc., will have investment objectives similar to the Company and will make similar types of investments in accordance with SBA regulations. The SBIC will be subject to regulation and oversight by the SBA. There can be no assurance that the Company will be granted an SBIC license in a timely manner or at all.

On May 5, 2011, our board of directors declared a dividend of $0.25 per share, payable on June 30, 2011 to stockholders of record at the close of business on June 15, 2011.

$250,000,000

THL Credit, Inc.

Common Stock

PROSPECTUS

June     , 2011

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following financial statements of THL Credit, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2

Consolidated Statements of Assets & Liabilities as of December 31, 2010 and December 31, 2009	F-3

Consolidated Statements of Operations for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-4

Consolidated Statements of Changes in Net Assets (Net Deficit) for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-5

Consolidated Statements of Cash Flows for the year ended December 31, 2010 and for the period from May 26, 2009 (inception) through December 31, 2009	F-6

Consolidated Schedule of Investments as of December 31, 2010	F-7

Notes to Consolidated Financial Statements	F-9

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Consolidated Statements of Assets & Liabilities as of March 31, 2011 and December 31, 2010	F-22

Consolidated Statements of Operations for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-23

Consolidated Statements of Changes in Net Assets (Net Deficit) for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-24

Consolidated Statements of Cash Flows for the three months ended March 31, 2011 and for the three months ended March 31, 2010	F-25

Consolidated Schedule of Investments as of March 31, 2011	F-26

Notes to Consolidated Financial Statements	F-30

2. Exhibits

Exhibit Number	Description
a	Amended and Restated Certificate of Incorporation (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010)

b	Bylaws (Incorporated by reference from the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on July 15, 2009)

d.1	Form of Specimen Certificate (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010)

d.2**	Form of Indenture

d.3**	Form of Warrant Agreement

d.4**	Form of Subscription Agent Agreement

e	Dividend Reinvestment Plan (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010)

Exhibit Number	Description
f	Senior Secured Revolving Credit Agreement between THL Credit and ING Capital LLC, dated March 11, 2011(Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 15, 2011)

g	Investment Management Agreement by and between the Company and THL Credit Advisors LLC (Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-2, filed on July 15, 2009).

h.1**	Form of Underwriting Agreement for equity securities.

h.2**	Form of Underwriting Agreement for debt securities.

j	Custody Agreement between the Company and State Street Bank and Trust Company (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

k.1	Administration Agreement by and between the Company and THL Credit Advisors LLC (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

k.2	Sub-Administration and Accounting Services Agreement by and between the Company and State Street Bank and Trust Company (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

k.3	Purchase and Sale Agreement by and among the Company, THL Credit Opportunities, L.P. and THL Credit Partners BDC Holdings, L.P. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

k.4	License Agreement by and among Thomas H. Lee Partners, the Company and THL Credit Advisors LLC (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

l**	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of PricewaterhouseCoopers LLP

n.2**	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

p.1	Subscription Agreement—THL Credit Opportunities, L.P. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010). Subscription Agreement—THL Credit Partners BDC Holdings, L.P. (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

r	Code of Ethics (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement, if any, accompanying this prospectus.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee	$29,025
FINRA filing fee	25,500
NASDAQ listing fee	65,000
Accounting fees and expenses	150,000
Legal fees and expenses	400,000
Printing expenses	125,000
Miscellaneous	35,000

Total	$829,525

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.

Item 28.	Persons Controlled by or Under Common Control

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

•	THL Credit Holdings, Inc.(Delaware) – 100%

•	THL Corporate Finance, Inc.(Delaware) – 100%

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of stockholders of record of the Company’s common stock as of June 21, 2011:

Title of Class	Number of Record Holders
Common stock, par value $.001 per share	2

Item 30.	Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which THL Credit Advisors LLC, and each managing director, director or executive officer of THL Credit Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding THL Credit Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71201), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o THL Credit Advisors, 100 Federal Street, 31st Floor, Boston, MA 02110, and at the offices of the Registrant’s Custodian, State Street, and Transfer Agent, AST.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

The Registrant undertakes:

1.	to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

ii.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of June, 2011.

THL CREDIT, INC.

/s/ James K. Hunt
James K. Hunt Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints James K. Hunt and Terrence W. Olson and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on June 22, 2011. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/s/ James K. Hunt James K. Hunt	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

/s/ Terrence W. Olson Terrence W. Olson	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ David K. Downes David K. Downes	Director

/s/ Nancy Hawthorne Nancy Hawthorne	Director

/s/ Keith W. Hughes Keith W. Hughes	Director

/s/ John A. Sommers John A. Sommers	Director

/s/ David P. Southwell David P. Southwell	Director